                        --------------------------------
                              STATE STREET RESEARCH
                        --------------------------------
                                    ARGO FUND
                        --------------------------------

                                ANNUAL REPORT

                                June 30, 2000

                              ---------------------
                                  WHAT'S INSIDE
                              ---------------------


                              FROM THE CHAIRMAN

                              Volatility in the stock
                              market continues


                              PORTFOLIO MANAGER'S REVIES

                              A challenging environment
                              for value stocks


                              FUND INFORMATION

                              Facts and figures


                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
[logo] STATE STREET RESEARCH                                     in
                                                               Service

FROM THE CHAIRMAN

[Photo of Gerard P. Maus]

DEAR SHAREHOLDER:
America's cycle of economic prosperity has continued for a record-breaking nine consecutive years. Gross domestic product (GDP), a measure of goods and services produced in the U.S., rose at an annual rate of 5.4% in 1999. Despite the efforts of the Federal Reserve Board to cool down the economy by raising interest rates, growth continued at around 5.0% for the first half of 2000. The Fed has raised a key short-term interest rate six times in the past year, from 4.75% to 6.5% as inflation picked up to 3.7% from 2.0% one year ago. Unemployment sunk to a 30-year low of 3.9% before edging back up to 4.1% near the end of the period.

STOCKS
The U.S. stock market delivered modest gains over the 12 months ended June 30, 2000, but the final numbers mask the volatility that roiled the technology sector and other market leaders in the last quarter of the period. The S&P 500 rose 7.2%, while the technology-heavy Nasdaq gained a stunning 48.0% despite giving back 13.2% in the second quarter.(1)

BONDS
In 1999, the bond market was hurt by factors associated with Y2K and rising interest rates. However, long-term U.S. Treasury bonds picked up early in 2000, helped by the federal government's repurchase of bonds -- the first since the 1930s -- and the perception that the Fed is working to stem inflation with higher interest rates. In an environment marked with uncertainty, municipal and mortgage bonds held up better than corporate bonds. Both delivered attractive single-digit returns. High-yield bonds, which were relatively strong in 1999, lost ground in 2000. In May, the bond market adopted the 10-year U.S. Treasury as its benchmark. This replaces the 30-year Treasury, which has become something of a dinosaur as the result of the federal government's buyback program and a budget surplus that has reduced the government's borrowing needs.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and the emerging markets of Latin America, economies rebounded from currency and economic woes faster than anticipated. Japan began to show signs of progress in revitalizing its economy after a decade of stagnation and decline. That was reflected in strong stock market performance in 1999, especially among small Japanese companies. However, Japanese stocks lost ground in 2000 as economic fears returned. European stock markets delivered mixed results. European technology and telecommunications sectors have soared -- and stumbled -- along with the U.S. market.

OUTLOOK AND OPPORTUNITIES
So far, the year 2000 has been marked by significant volatility in the stock market and only modest returns in the bond market. For long-term investors, it has been a good reminder that diversification is still the best way to reduce the impact of volatility. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research.

Sincerely,

/s/ Gerard P. Maus

Gerard P. Maus, Chief Executive Officer
State Street Research Funds
June 30, 2000

(1) The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Value Index contains those stocks in the Russell 1000 Index with a less than average growth orientation. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) -14.33% for Class B(1) shares; -14.31% for Class B shares; -14.30% for Class C shares; -13.42% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 2000)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON JUNE 30, 1990(3)
(Class A shares, at maximum applicable sales charge)

                                         Argo Fund - Class A
                                         -------------------
               6/90                           $ 9,425
               6/91                             8,850
               6/92                            10,467
               6/93                            12,599
               6/94                            12,716
               6/95                            15,048
               6/96                            18,860
               6/97                            24,690
               6/98                            31,510
               6/99                            34,537
               6/00                            29,811

AVERAGE ANNUAL TOTAL RETURN (at
maximum applicable sales charge)(3)(4)(5)
------------------------------------------------------------------------------------------------------------
                              LIFE OF FUND
                            (since 8/25/86)               10 YEARS             5 YEARS              1 YEAR
------------------------------------------------------------------------------------------------------------
Class A                          11.67%                     11.54%              13.30%             -18.65%
------------------------------------------------------------------------------------------------------------
Class B(1)                       11.75%                     11.65%              13.55%             -17.73%
------------------------------------------------------------------------------------------------------------
Class B                          11.75%                     11.66%              13.56%             -17.71%
------------------------------------------------------------------------------------------------------------
Class C                          11.76%                     11.66%              13.83%             -14.98%
------------------------------------------------------------------------------------------------------------
Class S                          12.32%                     12.44%              14.93%             -13.42%
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (does not reflect sales charge)(3)(5)
------------------------------------------------------------------------------------------------------------
                              LIFE OF FUND
                            (since 8/25/86)               10 YEARS             5 YEARS              1 YEAR
------------------------------------------------------------------------------------------------------------
Class A                          12.15%                     12.20%              14.65%             -13.68%
------------------------------------------------------------------------------------------------------------
Class B(1)                       11.75%                     11.65%              13.79%             -14.33%
------------------------------------------------------------------------------------------------------------
Class B                          11.75%                     11.66%              13.80%             -14.31%
------------------------------------------------------------------------------------------------------------
Class C                          11.76%                     11.66%              13.83%             -14.30%
------------------------------------------------------------------------------------------------------------
Class S                          12.32%                     12.44%              14.93%             -13.42%
------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Argo Fund: A challenging einvironment for value stocks

[Photo of Peter Zuger]
      Peter Zuger
   Portfolio Manager

We spoke with Peter Zuger, portfolio manager of State Street Research Argo Fund, about the year ended June 30, 2000 and his views on the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a disappointing year for value stocks and for the fund. Class A shares of Argo Fund returned -13.68% [without sales charge](2) for the 12 months ended June 30, 2000. The fund underperformed the Russell 1000 Value Index, which returned -8.92% over the same period.(1) It also underperformed the Lipper Large-Cap Value Funds Average, which was off -1.11%.

Q: WHAT ACCOUNTED FOR THE FUND'S WEAK PERFORMANCE?
A: The underperformance was primarily the result of stock selection, especially in the first half of the fund year (the second half of 1999). Because we focused on stocks with low price/earnings ratios and higher yielding, low price to book value companies, we missed out on more rapidly growing, large-company stocks that were in the value universe. The fund was also hurt by the decline of several key holdings. Accounting issues turned investors negative on Waste Management and Raytheon. Chubb and Saint Paul were laggards in the insurance sector.

Q: DID YOU CHANGE THE FUND'S STOCK SELECTION STRATEGY AS A RESULT OF YOUR EXPERIENCE IN 1999?
A: No. We reviewed our screening process, and we discussed it with the fund's trustees. We concluded that 1999 had some unusual characteristics associated with it that we do not believe are sustainable. We are confident that over the long term, our methodology for stock selection is sound and that it would be a strategic error to adjust our strategies to accommodate what we believe is a short-term market anomaly. In fact, we are already beginning to see the benefit of our position as some of the stocks that we missed last year are beginning to unwind.

Q: DOES THAT MEAN THE FUND DID BETTER IN THE SECOND HALF OF THE YEAR THAN IN THE FIRST?
A: Yes. The first half of 2000 (the second half of the fund year) was quite a bit better. The fund was above median in its peer group: it moved up from the 90th percentile to the 45th percentile. Unfortunately, that wasn't enough to pull us up for the
12-month period.

Q: WHERE WERE THE FUND'S SUCCESSES?
A: Our focus on low valuations helped us uncover opportunities. For example, Marsh & McLennan, an insurance stock, benefited from an improving pricing environment and HCA, a hospital management company, rebounded strongly after being depressed as the result of the regulatory environment. Also in health care, we invested in Pharmacia, a drug company formed by a merger with Upjohn and Monsanto. New product visibility and cost savings that have resulted from the merger contributed to a rise in the newly-combined company's share price. Lastly, Citigroup was one of the fund's strong performers for the year. I believe the market finally recognized the long-term growth prospects of the company, which bought Travelers Insurance back in 1998.

Q: HOW IS THE FUND POSITIONED FOR THE YEAR AHEAD?
A: The fund remains overweighted in industrial and energy issues, whose earnings comparisons should benefit from the strong global business environment. It has significant exposure to telecommunications and electric utilities, based on solid business prospects and reasonable valuation levels. The fund is underweighted in technology issues since many do not meet the fund's rigorous value criteria. We've also underweighted financial stocks, with the exception of property and casualty insurance stocks where pricing continues to improve. In other areas of finance -- banks, for example -- we believe earnings could come under pressure as interest rates rise and credit quality deteriorates.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?
A: I believe there is significant opportunity ahead for value stocks, and for the fund, although the catalyst and the timing remains uncertain. Classic value strategies, such as the ones we employ, have underperformed growth strategies for several years while growth stocks have become more and more expensive. The best way to benefit from a rotation from growth to value is to be there when it happens.

June 30, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

 1 EXXON MOBIL Oil                                                         3.4%
 2 AT&T Telecommunications                                                 2.8%
 3 SBC COMMUNICATIONS Telecommunications                                   2.5%
 4 INTERNATIONAL PAPER Paper and forest products                           2.3%
 5 VERIZON COMMUNICATIONS Communications                                   2.3%
 6 FNMA Financial                                                          2.2%
 7 U.S. WEST Telecommunications                                            2.2%
 8 BURLINGTON RESOURCES Oil and gas exploration                            2.2%
 9 CITIGROUP Financial services                                            2.2%
10 UNOCAL Oil & gas exploration                                            2.2%

These securities represent an aggregate of 24.3% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 INDUSTRIES
(by percentage of net assets)

TELECOMMUNICATIONS                 13.5%
MISCELLANEOUS FINANCIAL             8.7%
INTEGRATED INTERNATIONAL OIL        7.1%
INSURANCE                           6.1%
BANKS & SAVINGS & LOANS             6.0%

LARGEST CONTRIBUTORS TO PERFORMANCE
(July 1, 1999 through June 30, 2000)

POSITIVE /\
--------------------------------------------------------------------------------
U.S. WEST
HCA
NABISCO

NEGATIVE \/
--------------------------------------------------------------------------------
WASTE MANAGEMENT
RAYTHEON
BANK ONE

STATE STREET RESEARCH ARGO FUND

--------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------------------------------
June 30, 2000

--------------------------------------------------------------------------------------------------------
                                                                                             VALUE
                                                                        SHARES              (NOTE 1)
--------------------------------------------------------------------------------------------------------
COMMON STOCKS 95.7%
AUTOMOBILES & TRANSPORTATION 2.3%
AUTOMOTIVE PARTS 1.4%
Delphi Automotive Systems Corp. ................................        108,539           $  1,580,599
                                                                                          ------------
RAILROADS 0.9%
Burlington Northern Santa Fe Corp. .............................         39,900                915,206
                                                                                          ------------
Total Automobiles & Transportation .............................                             2,495,805
                                                                                          ------------
CONSUMER DISCRETIONARY 8.6%
COMMERCIAL SERVICES 3.1%
Cendant Corp.* .................................................        113,900              1,594,600
Waste Management Inc. ..........................................         98,200              1,865,800
                                                                                          ------------
                                                                                             3,460,400
                                                                                          ------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 1.4%
Walt Disney Co. ................................................         41,100              1,595,194
                                                                                          ------------
RESTAURANTS 0.5%
McDonald's Corp. ...............................................         17,800                586,288
                                                                                          ------------
RETAIL 3.6%
Federated Department Stores Inc.* ..............................         49,000              1,653,750
May Department Stores Co. ......................................         40,350                968,400
Staples Inc.* ..................................................         87,100              1,339,162
                                                                                          ------------
                                                                                             3,961,312
                                                                                          ------------
Total Consumer Discretionary ...................................                             9,603,194
                                                                                          ------------
FINANCIAL SERVICES 21.6%
BANKS & SAVINGS & LOAN 6.0%
Bank of America Corp. ..........................................         35,203              1,513,729
First Union Corp. ..............................................         65,700              1,630,181
FleetBoston Financial Corp. ....................................         57,100              1,941,400
SunTrust Banks Inc. ............................................         33,200              1,516,825
                                                                                          ------------
                                                                                             6,602,135
                                                                                          ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 0.8%
First Data Corp. ...............................................         18,100                898,212
                                                                                          ------------
INSURANCE 6.1%
Chubb Corp. ....................................................         16,200                996,300
Hartford Financial Services Group, Inc. ........................         29,600              1,655,750
Saint Paul Companies, Inc. .....................................         53,600              1,829,100
XL Capital Ltd. Cl. A ..........................................         42,800              2,316,550
                                                                                          ------------
                                                                                             6,797,700
                                                                                          ------------
MISCELLANEOUS FINANCIAL 8.7%
Associated First Capital Corp. Cl. A ...........................         20,900                466,331
Citigroup, Inc. ................................................         40,975              2,468,744
Federal National Mortgage Association ..........................         47,900              2,499,781
Marsh & McLennan Companies, Inc. ...............................         19,700              2,057,419
Mellon Financial Corp. .........................................         60,900              2,219,044
                                                                                          ------------
                                                                                             9,711,319
                                                                                          ------------
Total Financial Services .......................................                            24,009,366
                                                                                          ------------
HEALTH CARE 7.5%
DRUGS & BIOTECHNOLOGY 5.5%
Abbott Laboratories Inc. .......................................         42,400              1,889,450
Baxter International Inc. ......................................         29,200              2,053,125
Pharmacia Corp. ................................................         42,100              2,176,044
                                                                                          ------------
                                                                                             6,118,619
                                                                                          ------------
HEALTH CARE FACILITIES 2.0%
HCA Healthcare Corp. ...........................................         73,000           $  2,217,375
                                                                                          ------------
Total Health Care ..............................................                             8,335,994
                                                                                          ------------
INTEGRATED OILS 11.2%
INTEGRATED DOMESTIC 4.1%
Conoco Inc. Cl. B ..............................................         87,800              2,156,588
Unocal Corp. ...................................................         72,500              2,401,562
                                                                                          ------------
                                                                                             4,558,150
                                                                                          ------------
INTEGRATED INTERNATIONAL 7.1%
BP Amoco PLC ADR ...............................................         30,264              1,711,808
Exxon Mobil Corp. ..............................................         48,400              3,799,400
Texaco Inc. ....................................................         43,500              2,316,375
                                                                                          ------------
                                                                                             7,827,583
                                                                                          ------------
Total Integrated Oils ..........................................                            12,385,733
                                                                                          ------------
MATERIALS & PROCESSING 10.6%
CHEMICALS 5.0%
Dow Chemical Co. ...............................................         62,600              1,889,737
E.I. Du Pont De Nemours & Co. ..................................         44,500              1,946,875
Rohm & Haas Co. ................................................         50,700              1,749,150
                                                                                          ------------
                                                                                             5,585,762
                                                                                          ------------
NON-FERROUS METALS 1.6%
Alcoa Inc. .....................................................         62,000              1,798,000
                                                                                          ------------
PAPER & FOREST PRODUCTS 4.0%
Fort James Corp. ...............................................         76,300              1,764,438
International Paper Co. ........................................         87,600              2,611,575
                                                                                          ------------
                                                                                             4,376,013
                                                                                          ------------
Total Materials & Processing ...................................                            11,759,775
                                                                                          ------------
OTHER 4.1%
MULTI-SECTOR 4.1%
Honeywell International Inc. ...................................         45,400              1,529,413
Minnesota Mining & Manufacturing Co. ...........................          9,100                750,750
Seagram Ltd. ...................................................         40,000              2,320,000
                                                                                          ------------
Total Other ....................................................                             4,600,163
                                                                                          ------------
OTHER ENERGY 4.5%
GAS PIPELINES 0.4%
Williams Companies Inc. ........................................         11,100                462,731
                                                                                          ------------
OIL & GAS PRODUCERS 2.2%
Burlington Resources Inc. ......................................         64,600              2,470,950
                                                                                          ------------
OIL WELL EQUIPMENT & SERVICES 1.9%
Halliburton Co. ................................................         44,400              2,095,125
                                                                                          ------------
Total Other Energy .............................................                             5,028,806
                                                                                          ------------
PRODUCER DURABLES 2.4%
AEROSPACE 1.6%
Boeing Co. .....................................................         42,200              1,764,487
                                                                                          ------------
MACHINERY 0.8%
Caterpillar Inc. ...............................................         27,900                945,113
                                                                                          ------------
Total Producer Durables ........................................                             2,709,600
                                                                                          ------------
TECHNOLOGY 4.1%
COMMUNICATIONS TECHNOLOGY 1.9%
General Motors Corp. Cl. H* ....................................         16,200           $  1,421,550
Motorola Inc. ..................................................         24,400                709,125
                                                                                          ------------
                                                                                             2,130,675
                                                                                          ------------
COMPUTER TECHNOLOGY 2.2%
Electronic Data Systems Corp. ..................................         29,500              1,216,875
International Business Machines Corp. ..........................         11,200              1,227,100
                                                                                          ------------
                                                                                             2,443,975
                                                                                          ------------
Total Technology ...............................................                             4,574,650
                                                                                          ------------
UTILITIES 18.8%
ELECTRICAL 5.3%
Duke Energy Co. ................................................         35,500              2,001,312
Southern Co. ...................................................         80,800              1,883,650
TXU Corp. ......................................................         68,700              2,026,650
                                                                                          ------------
                                                                                             5,911,612
                                                                                          ------------
TELECOMMUNICATIONS 13.5%
AT&T Corp. .....................................................         98,450              3,113,481
Bellsouth Corp. ................................................         34,200              1,457,775
SBC Communications Inc. ........................................         65,400              2,828,550
Sprint Corp. ...................................................         19,400                989,400
U.S. West Inc. .................................................         29,100              2,495,325
Verizon Communications .........................................         51,100              2,596,519
Worldcom Inc.* .................................................         33,400              1,532,225
                                                                                          ------------
                                                                                            15,013,275
                                                                                          ------------
Total Utilities ................................................                            20,924,887
                                                                                          ------------
Total Common Stocks (Cost $100,781,887) ........................                           106,427,973
                                                                                          ------------
------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL       MATURITY
                                                        AMOUNT           DATE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 5.2%
American Express Credit Corp., 6.88% ...............  $2,000,000      7/03/2000              2,000,000
American Express Credit Corp., 6.72% ...............   3,202,000      7/05/2000              3,202,000
Ford Motor Credit Co., 6.71% .......................     551,000      7/07/2000                551,000
                                                                                          ------------
Total Commercial Paper (Cost $5,753,000) ......................................              5,753,000
                                                                                          ------------
Total Investments (Cost $106,534,887) - 100.9% ................................            112,180,973
Cash and Other Assets, Less Liabilities - (0.9%) ..............................               (972,401)
                                                                                          ------------
Net Assets - 100.0% ...........................................................           $111,208,572
                                                                                          ============

Federal Income Tax Information:

At June 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $107,753,613 was as follows:
Aggregate gross unrealized appreciation for all investments in which
  there is an excess of value over tax cost ...................................           $ 13,190,592
Aggregate gross unrealized depreciation for all investments in which
  there is an excess of tax cost over value ...................................             (8,763,232)
                                                                                          ------------
                                                                                          $  4,427,360
                                                                                          ============

* Non income-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ARGO FUND

------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $106,534,887) (Note 1) ...............      $112,180,973
Cash .............................................................             9,504
Receivable for securities sold ...................................           708,675
Dividends and interest receivable ................................           186,237
Receivable from Distributor (Note 3) .............................           166,477
Receivable for fund shares sold ..................................            96,597
Other assets .....................................................             6,655
                                                                        ------------
                                                                         113,355,118
LIABILITIES
Payable for securities purchased .................................           854,172
Payable for fund shares redeemed .................................           793,031
Accrued management fee (Note 2) ..................................           202,349
Accrued transfer agent and shareholder services
  (Note 2) .......................................................           142,992
Accrued distribution and service fees (Note 5) ...................            40,856
Accrued trustees' fees (Note 2) ..................................            17,870
Other accrued expenses ...........................................            95,276
                                                                        ------------
                                                                           2,146,546
                                                                        ------------
NET ASSETS .......................................................      $111,208,572
                                                                        ============
Net Assets consist of:
  Unrealized appreciation of investments .........................      $  5,646,086
  Accumulated net realized loss ..................................        (2,674,139)
  Paid-in capital ................................................       108,236,625
                                                                        ------------
                                                                        $111,208,572
                                                                        ============
Net Asset Value and redemption price per share of Class A shares
  ($52,086,389 / 3,574,805 shares) ...............................            $14.57
                                                                              ======
Maximum Offering Price per share of Class A shares ($14.57 / .9425)           $15.46
                                                                              ======
Net Asset Value and offering price per share of
  Class B(1) shares ($7,503,727 / 532,622 shares)* ...............            $14.09
                                                                              ======
Net Asset Value and offering price per share of
  Class B shares ($33,391,672 / 2,364,606 shares)* ...............            $14.12
                                                                              ======
Net Asset Value and offering price per share of
  Class C shares ($1,189,026 / 84,137 shares)* ...................            $14.13
                                                                              ======
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($17,037,758 / 1,172,001 shares) ...............................            $14.54
                                                                              ======
------------------------------------------------------------------------------------
*Redemption price per share for Class B(1), Class B  and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are in integral part of the financial statement.

STATE STREET RESEARCH ARGO FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended June 30, 2000

INVESTMENT INCOME
Dividends, net of foreign taxes of $16,670 ................        $  3,390,615
Interest (Note 1) .........................................             199,514
                                                                   ------------
                                                                      3,590,129
EXPENSES
Management fee (Note 2) ...................................             986,542
Transfer agent and shareholder services (Note 2) ..........             587,941
Custodian fee .............................................             129,610
Registration fees .........................................              71,658
Reports to shareholders ...................................              55,384
Audit fee .................................................              25,276
Trustees' fees (Note 2) ...................................              17,870
Legal fees ................................................              17,342
Service fee - Class A (Note 5) ............................             162,341
Distribution and service fees - Class B(1) (Note 5) .......              64,066
Distribution and service fees - Class B (Note 5) ..........             449,518
Distribution and service fees - Class C (Note 5) ..........              12,025
Miscellaneous .............................................               9,886
                                                                   ------------
                                                                      2,589,459
Expenses borne by the Distributor (Note 3) ................            (368,278)
Fees paid indirectly (Note 2) .............................             (15,477)
                                                                   ------------
                                                                      2,205,704
                                                                   ------------
Net investment income .....................................           1,384,425
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4) ..........             887,647
Net unrealized depreciation of investments ................         (31,179,928)
                                                                   ------------
Net loss on investments ...................................         (30,292,281)
                                                                   ------------
Net decrease in net assets resulting from
  operations ..............................................        $(28,907,856)
                                                                   ============


------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED JUNE 30
                                                                   -----------------------------------
                                                                      1999                    2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ...................................          $  1,149,577           $  1,384,425
Net realized gain on investments ........................            38,935,822                887,647
Net unrealized depreciation of investments ..............           (23,505,974)           (31,179,928)
                                                                   ------------           ------------
Net increase (decrease) resulting from operations .......            16,579,425            (28,907,856)
                                                                   ------------           ------------
Dividends from net investment income:
  Class A ...............................................              (331,356)              (795,050)
  Class B(1) ............................................                (1,635)               (47,937)
  Class B ...............................................                  --                 (237,586)
  Class C ...............................................                  --                   (6,630)
  Class S ...............................................              (499,905)              (508,673)
                                                                   ------------           ------------
                                                                       (832,896)            (1,595,876)
                                                                   ------------           ------------
Distributions from capital gains:
  Class A ...............................................            (7,384,171)           (13,436,842)
  Class B(1) ............................................                  --                 (995,188)
  Class B ...............................................            (5,516,923)           (10,565,711)
  Class C ...............................................              (158,506)              (274,321)
  Class S ...............................................            (9,054,570)           (10,933,557)
                                                                   ------------           ------------
                                                                    (22,114,170)           (36,205,619)
                                                                   ------------           ------------
Distributions in excess of capital gains:
  Class A ...............................................                  --               (1,096,018)
  Class B(1) ............................................                  --                 (109,437)
  Class B ...............................................                  --                 (767,783)
  Class C ...............................................                  --                  (18,885)
  Class S ...............................................                  --                 (623,388)
                                                                   ------------           ------------
                                                                           --               (2,615,511)
                                                                   ------------           ------------
Net decrease from fund share transactions (Note 6) ......           (21,144,328)           (25,080,576)
                                                                   ------------           ------------
Total decrease in net assets ............................           (27,511,969)           (94,405,438)
NET ASSETS
Beginning of year .......................................           233,125,979            205,614,010
                                                                   ------------           ------------
End of year (including undistributed net investment income of
  $336,422 and $0, respectively) ........................          $205,614,010           $111,208,572
                                                                   ============           ============

The accompanying notes are in integral part of the financial statement.

STATE STREET RESEARCH ARGO FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000

NOTE 1

State Street Research Argo Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Argo Fund, State Street Research Alpha Fund, State Street Research Global Resources Fund and State Street Research Athletes Fund.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, income. In seeking to achieve its investment objective, the Fund invests at least 65% of total assets in large-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75%. From July 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000 Class A shares pay an annual distribution and service fee equal to 0.30% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION

Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 2000, the Fund has designated as long-term $25,321,813 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through June 30, 2000, the Fund incurred net capital losses of approximately $1,455,000 and it intends to defer and treat such losses as arising in the fiscal year ended June 30, 2001.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 2000, there were no loaned securities. During the year ended June 30, 2000, income from securities lending amounted to $25,641 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2000, the fees pursuant to such agreement amounted to $986,542.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of MetLife, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 2000, the amount of such shareholder servicing and account maintenance expenses was $271,105.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended June 30, 2000 the Fund's transfer agent fees were reduced by $15,477 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,870 during the year ended June 30, 2000.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 2000, the amount of such expenses assumed by the Distributor and its affiliates was $368,278.

NOTE 4

For the year ended June 30, 2000, purchases and sales of securities, exclusive of short-term obligations, aggregated $118,159,574 and $185,059,132, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, beginning May 1, 2000, the Fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2000, fees pursuant to such plans amounted to $162,341, $64,066, $449,518, and $12,025 for Class A, Class B(1),
Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $26,092 and $56 094, respectively, on sales of Class A shares of the Fund during the year ended June 30, 2000, and that MetLife Securities, Inc. earned commissions aggregating $99,923 and $1,312 on sales of Class B(1) and Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $24,817, $85,918 and $76 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

These transactions break down by share class as follows:

                                                                     YEARS ENDED JUNE 30
                                             ---------------------------------------------------------------------
                                                           1999                                  2000
                                             -------------------------------       -------------------------------
CLASS A                                         SHARES              AMOUNT            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold ...........................           952,096       $ 18,460,508            553,306       $  8,793,448
Issued upon reinvestment of:
  Dividends from net investment income             15,825            317,273             56,164            777,397
  Distributions from net realized gains           377,796          7,137,865            847,618         14,028,642
Shares redeemed .......................        (1,245,552)       (23,863,674)        (1,495,144)       (22,427,544)
                                             ------------       ------------       ------------       ------------
Net increase (decrease) ...............           100,165       $  2,051,972            (38,056)      $  1,171,943
                                             ============       ============       ============       ============

CLASS B(1)                                      SHARES*            AMOUNT*            SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold ...........................           237,803       $  4,568,242            391,274       $  5,989,098
Issued upon reinvestment of:
  Dividends from net
investment income .....................               150              1,635              3,157             44,799
  Distribution from net realized gains               --                 --               68,632          1,088,713
Shares redeemed .......................           (33,497)          (677,927)          (134,897)        (1,901,364)
                                             ------------       ------------       ------------       ------------
Net increase ..........................           204,456       $  3,891,950            328,166       $  5,221,246
                                             ============       ============       ============       ============

CLASS B                                          SHARES            AMOUNT              SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold ...........................           798,834       $ 15,458,889            174,042       $  2,708,339
Issued upon reinvestment of:
  Dividend from net
investment income .....................              --                 --               16,125            229,943
  Distributions from net realized gains           293,842          5,422,431            690,945         11,040,896
Shares redeemed .......................          (683,683)       (12,921,381)        (1,382,490)       (19,799,578)
                                             ------------       ------------       ------------       ------------
Net increase (decrease) ...............           408,993       $  7,959,939           (501,378)      $ (5,820,400)
                                             ============       ============       ============       ============

CLASS C                                           SHARES           AMOUNT              SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold ...........................           657,186       $ 12,433,576             39,205       $    578,727
Issued upon reinvestment of:
  Dividend from net investment income .              --                 --                  387              5,516
  Distributions from net realized gains             7,870            145,219             17,341            277,453
Shares redeemed .......................          (671,001)       (12,786,000)           (47,631)          (690,706)
                                             ------------       ------------       ------------       ------------
Net increase (decrease) ...............            (5,945)      $   (207,205)             9,302       $    170,990
                                             ============       ============       ============       ============

CLASS S                                           SHARES           AMOUNT              SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold ...........................         2,203,797       $ 41,755,985            689,204       $ 10,593,756
Issued upon reinvestment of:
  Dividends from net investment income             25,046            492,632             34,527            508,540
  Distributions from net realized gains           479,326          9,052,915            699,045         11,555,776
Shares redeemed .......................        (4,486,925)       (86,142,516)        (3,230,749)       (48,482,427)
                                             ------------       ------------       ------------       ------------
Net decrease ..........................        (1,778,756)      $(34,840,984)        (1,807,973)      $(25,824,355)
                                             ============       ============       ============       ============
------------------------------------------------------------------------------------------------------------------
*January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ARGO FUND

-------------------------------------------------------------------------------------------------------------------------
FIINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                           CLASS A
                                                               ----------------------------------------------------------
                                                                                    YEARS ENDED JUNE 30
                                                               ----------------------------------------------------------
                                                               1996(a)      1997(a)      1998(a)      1999(a)      2000(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                          14.28        17.04        19.68        21.68        21.30
                                                                -----        -----        -----        -----       ------
  Net investment income* ($)                                     0.12         0.09         0.06         0.13         0.18
  Net realized and unrealized gain
    (loss) on investments ($)                                    3.38         4.63         4.74         1.64        (2.75)
                                                                -----        -----        -----        -----       ------
TOTAL FROM INVESTMENT OPERATIONS ($)                             3.50         4.72         4.80         1.77        (2.57)
                                                                -----        -----        -----        -----       ------
  Dividends from net investment income ($)                      (0.11)       (0.09)       (0.06)       (0.09)       (0.20)
  Distributions from capital gains ($)                          (0.63)       (1.99)       (2.74)       (2.06)       (3.70)
  Distribution in excess of net realized gains                   --           --           --           --          (0.26)
                                                                -----        -----        -----        -----       ------
TOTAL DISTRIBUTIONS ($)                                         (0.74)       (2.08)       (2.80)       (2.15)       (4.16)
                                                                -----        -----        -----        -----       ------
NET ASSET VALUE, END OF YEAR ($)                                17.04        19.68        21.68        21.30        14.57
                                                                =====        =====        =====        =====       ======
Total return(b) (%)                                             25.33        30.91        27.62         9.61       (13.68)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                        39,300       55,239       76,151       76,943       52,086
Expense ratio (%)*                                               1.25         1.25         1.25         1.26         1.27
Expense ratio after expense reductions (%)*                      1.25         1.25         1.25         1.25         1.26
Ratio of net investment income to average net assets (%)*        0.79         0.54         0.29         0.68         1.11
Portfolio turnover rate (%)                                     44.44        88.07        81.53       118.91        80.37
*Reflects voluntary reduction of
expenses per share of these amounts
(Note 3) ($)                                                     0.03         0.03         0.01         0.01         0.04

                                                                                                         CLASS B(1)
                                                                                                    ---------------------
                                                                                                     YEARS ENDED JUNE 30
                                                                                                    ---------------------
                                                                                                    1999(a)(c)     2000(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                                 18.66        20.76
                                                                                                      ------       ------
  Net investment income ($)*                                                                            0.02         0.06
  Net realized and unrealized gain (loss) on investments ($)                                            2.09        (2.67)
                                                                                                      ------       ------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                    2.11        (2.61)
                                                                                                      ------       ------
  Dividends from net investment income ($)                                                             (0.01)       (0.10)
  Distributions from capital gains ($)                                                                  --          (3.70)
  Distribution in excess of net realized gains                                                          --          (0.26)
                                                                                                      ------       ------
TOTAL DISTRIBUTIONS ($)                                                                                (0.01)       (4.06)
                                                                                                      ------       ------
NET ASSET VALUE, END OF YEAR ($)                                                                       20.76        14.09
                                                                                                      ======       ======
Total return(b) (%)                                                                                    11.30(d)    (14.33)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                                                4,244        7,504
Expense ratio (%)*                                                                                      2.01(e)      2.01
Expense ratio after expense reductions (%)*                                                             2.00(e)      2.00
Ratio of net investment income to average net assets (%)*                                               0.24(e)      0.39
Portfolio turnover rate (%)                                                                           118.91        80.37

*Reflects voluntary reduction of expenses per share of these amounts
  (Note 3) ($)                                                                                          0.00         0.05
-------------------------------------------------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ARGO FUND

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                          -------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30
                                          -------------------------------------------------------------------------------
                                                               1996(a)      1997(a)      1998(a)      1999(a)      2000(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                          14.16        16.88        19.42        21.25        20.77
                                                               ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                              0.01        (0.03)       (0.09)       (0.01)        0.06
  Net realized and unrealized gain (loss)
    on investments ($)                                           3.34         4.56         4.66         1.59        (2.67)
                                                               ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS ($)                             3.35         4.53         4.57         1.58        (2.61)
                                                               ------       ------       ------       ------       ------
  Dividends from net investment income ($)                       --           --           --           --          (0.08)
  Distributions from capital gains ($)                          (0.63)       (1.99)       (2.74)       (2.06)       (3.70)
  Distribution in excess of net realized gains                   --           --           --           --          (0.26)
                                                               ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS ($)                                         (0.63)       (1.99)       (2.74)       (2.06)       (4.04)
                                                               ------       ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR ($)                                16.88        19.42        21.25        20.77        14.12
                                                               ======       ======       ======       ======       ======
Total return(b) (%)                                             24.39        29.91        26.67         8.82       (14.33)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                        13,129       25,478       52,211       59,527       33,392
Expense ratio (%)*                                               2.00         2.00         2.00         2.01         2.01
Expense ratio after expense reductions (%)*                      2.00         2.00         2.00         2.00         2.00

Ratio of net investment income (loss) to
  average net assets (%)*                                        0.05        (0.20)       (0.46)       (0.06)        0.37
Portfolio turnover rate (%)                                     44.44        88.07        81.53       118.91        80.37

*Reflects voluntary reduction of
expenses per share of these amounts
(Note 3) ($)                                                     0.03         0.03         0.01         0.01         0.04

                                                                                           CLASS C
                                                               ----------------------------------------------------------
                                                                                    YEARS ENDED JUNE 30
                                                               ----------------------------------------------------------
                                                               1996(a)      1997(a)      1998(a)      1999(a)      2000(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                          14.15        16.87        19.41        21.26        20.78
                                                               ------       ------       ------       ------       ------
  Net investment income (loss) ($)*                              0.01        (0.03)       (0.09)       (0.01)        0.06
  Net realized and unrealized gain
    (loss) on investments ($)                                    3.34         4.56         4.68         1.59        (2.66)
                                                               ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS ($)                             3.35         4.53         4.59         1.58        (2.60)
                                                               ------       ------       ------       ------       ------
  Dividend from net investment income ($)                        --           --           --           --          (0.09)
  Distributions from capital gains ($)                          (0.63)       (1.99)       (2.74)       (2.06)       (3.70)
  Distribution in excess of net realized gains                   --           --           --           --          (0.26)
                                                               ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS ($)                                         (0.63)       (1.99)       (2.74)       (2.06)       (4.05)
                                                               ------       ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR ($)                                16.87        19.41        21.26        20.78        14.13
                                                               ======       ======       ======       ======       ======
Total return(b) (%)                                             24.40        29.93        26.80         8.81       (14.30)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                           931        1,642        1,718        1,555        1,189
Expense ratio (%)*                                               2.00         2.00         2.00         2.01         2.01
Expense ratio after expense reductions (%)*                      2.00         2.00         2.00         2.00         2.00
Ratio of net investment income (loss) to
  average net assets (%)*                                        0.04        (0.19)       (0.43)       (0.07)        0.36
Portfolio turnover rate (%)                                     44.44        88.07        81.53       118.91        80.37
*Reflects voluntary reduction of
expenses per share of these amounts
(Note 3) ($)                                                     0.03         0.03         0.01         0.01         0.04
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.


STATE STREET RESEARCH ARGO FUND

-------------------------------------------------------------------------------------------------------------------------
FIANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS S
                                                               ----------------------------------------------------------
                                                                                     YEARS ENDED JUNE 30
                                                               ----------------------------------------------------------
                                                               1996(a)      1997(a)      1998(a)      1999(a)      2000(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                          14.27        17.03        19.66        21.65        21.26
                                                               ------       ------       ------       ------       ------
  Net investment income ($)*                                     0.17         0.13         0.11         0.17         0.22
  Net realized and unrealized gain
    (loss) on investments ($)                                    3.37         4.62         4.73         1.64        (2.74)
                                                               ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS ($)                             3.54         4.75         4.84         1.81        (2.52)
                                                               ------       ------       ------       ------       ------
  Dividends from net investment income ($)                      (0.15)       (0.13)       (0.11)       (0.14)       (0.24)
  Distributions from capital gains ($)                          (0.63)       (1.99)       (2.74)       (2.06)       (3.70)
  Distribution in excess of net realized gains                   --           --           --           --          (0.26)
                                                               ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS ($)                                         (0.78)       (2.12)       (2.85)       (2.20)       (4.20)
                                                               ------       ------       ------       ------       ------
NET ASSET VALUE, END OF YEAR ($)                                17.03        19.66        21.65        21.26        14.54
                                                               ======       ======       ======       ======       ======
Total return(b) (%)                                             25.66        31.19        27.90         9.84       (13.42)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                        70,177       83,999       103,046      63,346       17,038
Expense ratio (%)*                                               1.00         1.00         1.00         1.01         1.01
Expense ratio after expense reductions (%)*                      1.00         1.00         1.00         1.00         1.00
Ratio of net investment income to
  average net assets (%)*                                        1.06         0.77         0.55         0.89         1.36
Portfolio turnover rate (%)                                     44.44        88.07        81.53       118.91        80.37
*Reflects voluntary reduction of
 expenses per share of these amounts
 (Note 3) ($)                                                    0.03         0.03         0.01         0.01         0.03
-------------------------------------------------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EQUITY TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH ARGO FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Argo Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2000

STATE STREET RESEARCH ARGO FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

It was a disappointing year for value stocks and for the fund. Class A shares returned -13.68% [without sales charge] for the 12 months ended June 30, 2000. The fund underperformed the Russell 1000 Value Index, which returned -8.92% over the same period. It also underperformed the Lipper Large-Cap Value Funds Average, which was off -1.11%.

The fund's underperformance was the result of overall weakness among value stocks and stock selection during the first half of the year. Accounting issues caused two of the fund's substantial positions -- Waste Management and Raytheon -- to unravel during the period. We took significant losses in both stocks. Although we missed some of the best performing value stocks during the first half of the year, we made no significant changes to the fund's stock-screening methodology because we believe that it should prove itself to be sound over the long term. The fund's best performers were in property and casualty insurance, health care and financial services, including Marsh McLennan, HCA Healthcare and CitiGroup.

June 30, 2000

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B
(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Value Index contains those stocks in the Russell 1000 Index with a less than average growth orientation. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

                              CHANGE IN VALUE OF
                         $10,000 BASED ON THE S&P 500
                    COMPARED TO CHANGE IN VALUE OF $10,000
                             INVESTED IN THE FUND

                                 CLASS A SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -18.65%      13.30%       11.54%

                                                              Russell 1000
                          Argo Fund       S&P 500 Index       Value Index
                          ---------       -------------       -----------
     6/90                  $ 9,425           $10,000           $10,000
     6/91                    8,850            10,737            10,534
     6/92                   10,467            12,175            12,214
     6/93                   12,599            13,831            14,894
     6/94                   12,716            14,025            15,136
     6/95                   15,048            17,676            18,227
     6/96                   18,860            22,268            22,716
     6/97                   24,690            29,990            30,255
     6/98                   31,510            39,039            38,980
     6/99                   34,537            47,925            45,359
     6/00                   29,811            51,395            41,313


                               CLASS B(1) SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -17.73%     13.55%        11.65%

                                                              Russell 1000
                          Argo Fund       S&P 500 Index       Value Index
                          ---------       -------------       -----------
     6/90                  $10,000           $10,000           $10,000
     6/91                    9,390            10,737            10,534
     6/92                   11,105            12,175            12,214
     6/93                   13,357            13,831            14,894
     6/94                   13,407            14,025            15,136
     6/95                   15,78             17,676            18,227
     6/96                   19,628            22,268            22,716
     6/97                   25,500            29,990            30,255
     6/98                   32,301            39,039            38,980
     6/99                   35,145            47,925            45,359
     6/00                   30,107            51,395            41,313

                                 CLASS B SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -17.71%     13.56%        11.66%

                                                              Russell 1000
                          Argo Fund       S&P 500 Index       Value Index
                          ---------       -------------       -----------
     6/90                  $10,000           $10,000           $10,000
     6/91                    9,390            10,737            10,534
     6/92                   11,105            12,175            12,214
     6/93                   13,357            13,831            14,894
     6/94                   13,407            14,025            15,136
     6/95                   15,780            17,676            18,227
     6/96                   19,628            22,268            22,716
     6/97                   25,500            29,990            30,255
     6/98                   32,301            39,039            38,980
     6/99                   35,148            47,925            45,359
     6/00                   30,117            51,395            41,313

                                 CLASS C SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -14.78%     13.83%        11.66%

                                                              Russell 1000
                          Argo Fund       S&P 500 Index       Value Index
     6/90                  $10,000           $10,000           $10,000
     ----                  -------           -------           -------
     6/91                    9,390            10,737            10,534
     6/92                   11,105            12,175            12,214
     6/93                   13,357            13,831            14,894
     6/94                   13,416            14,025            15,136
     6/95                   15,768            17,676            18,227
     6/96                   19,616            22,268            22,716
     6/97                   25,487            29,990            30,255
     6/98                   32,318            39,039            38,980
     6/99                   35,165            47,925            45,359
     6/00                   30,137            51,395            41,313

                                 CLASS S SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -13.42%     14.93%        12.49%

                                                              Russell 1000
                          Argo Fund       S&P 500 Index       Value Index
                          ---------       -------------       -----------
     6/90                  $10,000           $10,000           $10,000
     6/91                    9,390            10,737            10,534
     6/92                   11,105            12,175            12,214
     6/93                   13,368            13,831            14,894
     6/94                   13,555            14,025            15,136
     6/95                   16,108            17,676            18,227
     6/96                   20,241            22,268            22,716
     6/97                   26,555            29,990            30,255
     6/98                   33,963            39,039            38,980
     6/99                   37,305            47,925            45,359
     6/00                   32,297            51,395            41,313

STATE STREET RESEARCH ARGO FUND

--------------------------------------------------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Argo Fund ("Fund"), a series of State Street Research
Equity Trust, was convened on February 25, 2000 ("Meeting"). The results of the Meeting are set forth below.

                                                                                                VOTES (MILLIONS OF SHARES)
                                                                                               ---------------------------
ACTION ON PROPOSAL                                                                             FOR     AGAINST     ABSTAIN
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
may be expended for the distribution of Class A shares ................................        1.9        0.4        0.2

CLASS B SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
may be expended for the distribution of Class A shares ................................        1.5        0.2        0.1

CLASS B(1) SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
may be expended for the distribution of Class A shares ................................        0.2        0.0        0.0

STATE STREET RESEARCH ARGO FUND

--------------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEE OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      GERARD P. MAUS                         GERARD P. MAUS
ARGO FUND                                  Chairman of the Board,                 Interim Chief Operating Officer,
One Financial Center                       President, Chief Executive             Chief Financial Officer,
Boston, MA 02111                           Officer and Treasurer                  Chief Administrative
                                                                                  Officer and Director,
INVESTMENT ADVISER                         BARTLETT R. GEER                       State Street Research &
State Street Research &                    Vice President                         Management Company
Management Company
One Financial Center                       F. GARDNER JACKSON, JR.                BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                THOMAS P. MOORE, JR.                   President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       BRIAN P. O'DELL                        Former Senior Vice President
Boston, MA 02111                           Vice President                         for Finance and Operations and
                                                                                  Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       DANIEL J. RICE III                     State University
State Street Research                      Vice President
Service Center                                                                    DEAN O. MORTON
P.O. Box 8408                              JAMES M. WEISS                         Former Executive Vice
Boston, MA 02266-8408                      Vice President                         President,  Chief Operating
1-87-SSR-FUNDS (1-877-773-8637)                                                   Officer and Director,
                                           PETER A. ZUGER                         Hewlett-Packard Company
CUSTODIAN                                  Vice President
State Street Bank and                                                             SUSAN M. PHILLIPS
Trust Company                              DOUGLAS A. ROMICH                      Dean, School of Business
225 Franklin Street                        Assistant Treasurer                    and Public Management,
Boston, MA 02110                                                                  George Washington University;
                                           FRANCIS J. MCNAMARA, III               former Member of the Board
LEGAL COUNSEL                              Secretary and General Counsel          of Governors of the Federal
Goodwin, Procter & Hoar LLP                                                       Reserve System and Chairman
Exchange Place                             DARMAN A. WING                         and Commissioner of the
Boston, MA 02109                           Assistant Secretary and                Commodity Futures Trading
                                           Assistant General Counsel              Commission
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP                 SUSAN E. BREEN                         TOBY ROSENBLATT
160 Federal Street                         Assistant Secretary                    President, Founders Investments Ltd.
Boston, MA 02110                                                                  President, The Glen Ellen Company
                                           AMY L. SIMMONS
                                           Assistant Secretary                    MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology


STATE STREET RESEARCH ARGO FUND                                ------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Canton, MA
                                                                Permit #313
                                                               ------------




QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

INTERNET site:
    www.StateStreetResearch.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or [hearing-impaired 1-800-676-7876]
    [Chinese and Spanish-speaking 1-888-638-3193]

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C) State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Argo Fund prospectus.

When used after September 30, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0801)SSR-LD                                 AG-2186-0800

                        --------------------------------
                              STATE STREET RESEARCH
                        --------------------------------
                                   ALPHA FUND
                        --------------------------------

                                ANNUAL REPORT

                                June 30, 2000

                              ---------------------
                                  WHAT'S INSIDE
                              ---------------------


                              FROM THE CHAIRMAN

                              Volatility in the stock
                              market continues


                              PORTFOLIO MANAGER'S REVIEW

                              A challenging environment
                              for value stocks


                              FUND INFORMATION

                              Facts and figures


                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
[logo] STATE STREET RESEARCH                                     in
                                                               Service

FROM THE CHAIRMAN

[Photo of Gerard P. Maus]

DEAR SHAREHOLDER:
America's cycle of economic prosperity has continued for a record-breaking nine consecutive years. Gross domestic product (GDP), a measure of goods and services produced in the U.S., rose at an annual rate of 5.4% in 1999. Despite the efforts of the Federal Reserve Board to cool down the economy by raising interest rates, growth continued at around 5.0% for the first half of 2000. The Fed has raised a key short-term interest rate six times in the past year, from 4.75% to 6.5% as inflation picked up to 3.7% from 2.0% one year ago. Unemployment sunk to a 30-year low of 3.9% before edging back up to 4.1% near the end of the period.

STOCKS
The U.S. stock market delivered modest gains over the 12 months ended June 30, 2000, but the final numbers mask the volatility that roiled the technology sector and other market leaders in the last quarter of the period. The S&P 500 rose 7.2%, while the technology-heavy Nasdaq gained a stunning 48.0% despite giving back 13.2% in the second quarter.(1)

BONDS
In 1999, the bond market was hurt by factors associated with Y2K and rising interest rates. However, long-term U.S. Treasury bonds picked up early in 2000, helped by the federal government's repurchase of bonds -- the first since the 1930s -- and the perception that the Fed is working to stem inflation with higher interest rates. In an environment marked with uncer-tainty, mortgage bonds held up better than corporate bonds. Both delivered attractive single-digit returns. High-yield bonds, which were relatively strong in 1999, lost ground in 2000.

In May, the bond market adopted the 10-year U.S. Treasury as its benchmark. This replaces the 30-year Treasury, which has become something of a dinosaur as the result of the federal government's buyback program and a budget surplus that has reduced the government's borrowing needs.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and the emerging markets of Latin America, economies rebounded from currency and economic woes faster than anticipated. Japan began to show signs of progress in revitalizing its economy after a decade of stagnation and decline. That was reflected in strong stock market performance in 1999, especially among small Japanese companies. However, Japanese stocks lost ground in 2000 as economic fears returned. European stock markets delivered mixed results. European technology and telecommunications sectors have soared -- and stumbled -- along with the U.S. market.

OUTLOOK AND OPPORTUNITIES
So far, the year 2000 has been marked by significant volatility in the stock market and only modest returns in the bond market. For long-term investors, it has been a good reminder that diversification is still the best way to reduce the impact of volatility. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research.

Sincerely,

/s/ Gerard P. Maus
Gerard P. Maus, Chief Executive Officer
State Street Research Funds

June 30, 2000

(1) The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell MidCap Value Index contains stocks from the Russell MidCap Index with a less than average growth orientation. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) -10.59% for Class B(1) shares; -10.59% for Class B shares; -10.57% for Class C shares; -9.58% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 2000)
-------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON JUNE 30, 1990(3)
(Class A shares, at maximum applicable sales charge)

                                        Alpha Fund - Class A
                                        --------------------
                   6/90                        $ 9,425
                   6/91                          8,833
                   6/92                         10,141
                   6/93                         12,347
                   6/94                         12,880
                   6/95                         14,958
                   6/96                         18,310
                   6/97                         23,336
                   6/98                         29,906
                   6/99                         29,895
                   6/00                         26,939

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
------------------------------------------------------------------------------------------------------------
                              LIFE OF FUND
                            (since 8/25/86)               10 YEARS             5 YEARS              1 YEAR
------------------------------------------------------------------------------------------------------------
Class A                          10.28%                     10.42%              11.16%             -15.07%
------------------------------------------------------------------------------------------------------------
Class B(1)                       10.34%                     10.51%              11.37%             -14.91%
------------------------------------------------------------------------------------------------------------
Class B                          10.35%                     10.52%              11.40%             -14.92%
------------------------------------------------------------------------------------------------------------
Class C                          10.37%                     10.52%              11.67%             -11.42%
------------------------------------------------------------------------------------------------------------
Class S                          10.95%                     11.32%              12.79%             - 9.58%
------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)(5)
------------------------------------------------------------------------------------------------------------
                              LIFE OF FUND
                            (since 8/25/86)               10 YEARS             5 YEARS              1 YEAR
------------------------------------------------------------------------------------------------------------
Class A                          10.75%                     11.05%              12.49%             - 9.89%
------------------------------------------------------------------------------------------------------------
Class B(1)                       10.34%                     10.49%              11.63%             -10.59%
------------------------------------------------------------------------------------------------------------
Class B                          10.35%                     10.50%              11.65%             -10.59%
------------------------------------------------------------------------------------------------------------
Class C                          10.35%                     10.50%              11.67%             -10.57%
------------------------------------------------------------------------------------------------------------
Class S                          10.92%                     11.30%              12.79%             - 9.58%
------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW
Alpha Fund: A challenging environment for value stocks

[Photo of Bart Geer]

     Bart Geer
 Portfolio Manager

We spoke with Bart Geer, portfolio manager of State Street Research Alpha Fund, about the year ended June 30, 2000 and his views on the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a disappointing year for value stocks and for the fund. Class A shares of Alpha Fund returned -9.89% [without sales charge] for the 12 months ended June 30, 2000.(2) The fund underperformed the Russell MidCap Value Index, which returned -7.91% over the same period.(1) It also underperformed the Lipper Mid-Cap Value Funds Average, which gained 5.49%.

Q: WHAT ACCOUNTED FOR THE FUND'S WEAK PERFORMANCE?
A: The performance was the result of three factors. First, it was a weak environment for value stocks. For the first 9 months of the 12-month period, it was an ignored asset class as investors were attracted to the high growth prospects of the technology sector. In that type of environment, it's hard to do well. Second, we were doubly hit because our style is to invest in what we call "deep value" stocks. Those stocks were hit the hardest of all. However, we are disciplined value investors and we stuck with our style where we suspect that some funds in our peer group did not.

Q: DID YOU MAKE ANY CHANGES IN THE FUND'S STRATEGY?
A: No. We concluded -- and independent research from Sanford Bernstein corroborates -- that 1999 had some unusual characteristics associated with it that we do not believe are sustainable. In fact, Sanford Bernstein's study of market factors over the past two years revealed that there has never been another period where leadership was concentrated in such a narrow band of growth-oriented stocks. We are confident that our methodology is sound over the long term and that it would be a strategic error to adjust our strategies to accommodate what we believe is a short-term market anomaly.

Q: YOU MENTIONED THAT THERE WERE THREE FACTORS CONTRIBUTING TO THE FUND'S DISAPPOINTING PERFORMANCE. WHAT WAS THE THIRD?
A: Stock selection hurt us. Two of the fund's substantial positions unraveled during the period. One was Ogden, a company with businesses in leisure, food service and independent energy. Late last year they missed their earnings target, slashed their dividend, and announced that the CEO was being let go. The fund was also hurt by its position in Safety Kleen, which has been rocked by charges of accounting irregularities. We took significant losses in both stocks.

Q: WHERE WERE THE FUND'S SUCCESSES?
A: Cyclical stocks made a sharp move up at the end of the first quarter, and that marked a definite improvement for the fund, which is heavily invested in cyclical stocks. Also, our investment in gaming stocks such as Harrah's and International Game Technology started working in the last quarter as good earnings reports helped erase investor concerns that Las Vegas has been overbuilt. Our investments in the insurance sectors paid off in the last quarter as companies have finally gained some pricing power. Both gaming and insurance stocks had given up a lot of ground during the previous year. However, as investors began to recognize the value they represent, we believe our patience has been justified.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?
A: We more than doubled our exposure to energy stocks and caught a nice upswing in performance during the last quarter as oil and natural gas prices exploded to multi-year highs.

Q: HOW IS THE FUND POSITIONED FOR THE YEAR AHEAD?
A: We believe that the Federal Reserve has gone easy on interest rates, despite six rate increases in the past year. As a result, we have targeted cyclical energy and insurance stocks for the period ahead, and we are underweighted in utilities, banks and technology.

June 30, 2000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

 1 HOLLINGER INTERNATIONAL Newspaper publishing                            6.3%
 2 ACE Insurance                                                           5.1%
 3 VALASSIS COMMUNICATIONS Newspaper promotions                            4.3%
 4 MARK IV INDUSTRIES Power transfer equipment                             4.1%
 5 BALL Containers                                                         3.9%
 6 WILLIAMS COMPANIES Energy, telecommunications                           3.7%
 7 XL CAPITAL Insurance                                                    3.5%
 8 QUORUM HEALTH GROUP Health care services                                3.0%
 9 HARRAH'S ENTERTAINMENT Hotel and casino operations                      3.0%
10 AMERICAN NATIONAL CAN GROUP Containers, packaging                       2.9%

These securities represent an aggregate of 39.8% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

INSURANCE                     10.8%
PRINTING & PUBLISHING          6.3%
OIL & GAS PRODUCERS            4.8%
ADVERTISING AGENCIES           4.3%
ELECTRICAL                     4.1%

Total: 30.3%

LARGEST CONTRIBUTORS TO PERFORMANCE

(July 1, 1999 through June 30, 2000)

POSITIVE /\
-------------------------------------
LAGARDERE

CYPRESS SEMICONDUCTOR

QUEST DIAGNOSTICS

NEGATIVE /\
-------------------------------------
OGDEN

SAFETY KLEEN

GENCORP

STATE STREET RESEARCH ALPHA FUND

------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------
June 30, 2000

------------------------------------------------------------------------------------------------------
                                                                                             VALUE
                                                                        SHARES              (NOTE 1)
------------------------------------------------------------------------------------------------------
COMMON STOCKS 88.3%
AUTOMOBILES & TRANSPORTATION 1.4%
AUTOMOTIVE PARTS 0.7%
Delphi Automotive Systems Corp. ................................         20,000           $    291,250
TRW Inc. .......................................................         25,000              1,084,375
                                                                                          ------------
                                                                                             1,375,625
                                                                                          ------------
TRUCKERS 0.7%
CNF Transportation Inc. ........................................         55,000              1,251,250
                                                                                          ------------
Total Automobiles & Transportation ..............................                            2,626,875
                                                                                          ------------
CONSUMER DISCRETIONARY 19.4%
ADVERTISING AGENCIES 4.3%
Valassis Communications Inc.* ..................................        210,000              8,006,250
                                                                                          ------------
CASINOS/GAMBLING, HOTEL/MOTEL 3.8%
Harrah's Entertainment Inc.* ...................................        265,000              5,548,437
International Game Technology Inc.* ............................         63,597              1,685,321
Motels of America Inc.*+ .......................................            500                    125
                                                                                          ------------
                                                                                             7,233,883
                                                                                          ------------
COMMERCIAL SERVICES 2.9%
A.C. Nielsen Corp.* ............................................        230,000              5,060,000
Freedom Payable Inc.(+) ........................................        107,628                392,842
                                                                                          ------------
                                                                                             5,452,842
                                                                                          ------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 0.2%
Granite Broadcasting Co.* ......................................         40,000                295,000
                                                                                          ------------
PRINTING & PUBLISHING 6.3%
Hollinger International, Inc. Cl. A ............................        875,292             11,925,854
                                                                                          ------------
RESTAURANTS 0.2%
AmeriKing, Inc.* ...............................................          1,000                 10,000
Darden Restaurants Inc. ........................................         20,000                325,000
                                                                                          ------------
                                                                                               335,000
                                                                                          ------------
RETAIL 1.7%
Federated Department Stores Inc.* ..............................         80,000              2,700,000
TJX Companies, Inc. ............................................         30,000                562,500
                                                                                          ------------
                                                                                             3,262,500
                                                                                          ------------
Total Consumer Discretionary ...................................                            36,511,329
                                                                                          ------------
CONSUMER STAPLES 0.5%
BEVERAGES 0.0%
Whitman Corp. ..................................................         10,000                123,750
                                                                                          ------------
HOUSEHOLD PRODUCTS 0.0%
Dial Corp. .....................................................          5,000                 51,875
                                                                                          ------------
TOBACCO 0.5%
UST Inc. .......................................................         60,000                881,250
                                                                                          ------------
Total Consumer Staples .........................................                             1,056,875
                                                                                          ------------
FINANCIAL SERVICES 17.1%
BANKS & SAVINGS & LOAN 3.5%
Banknorth Group Inc. ...........................................        280,000              4,287,500
Golden State Bancorp Inc.* .....................................         45,400                817,200
Mercantile Bankshares Corp. ....................................         35,000              1,043,437
SouthTrust Corp. ...............................................         20,000                452,500
                                                                                          ------------
                                                                                             6,600,637
                                                                                          ------------
INSURANCE 10.8%
Ace Ltd. .......................................................        345,000              9,660,000
Saint Paul Companies, Inc. .....................................        120,000              4,095,000
XL Capital Ltd. Cl. A ..........................................        121,935              6,599,732
                                                                                          ------------
                                                                                            20,354,732
                                                                                          ------------
MISCELLANEOUS FINANCIAL 2.8%
Ambac Financial Group, Inc. ....................................         95,000              5,207,188
                                                                                          ------------
Total Financial Services .......................................                            32,162,557
                                                                                          ------------
HEALTH CARE 3.9%
HEALTH CARE FACILITIES 0.9%
Quest Diagnostics, Inc.* .......................................         15,000              1,073,437
Tenet Healthcare Corp. .........................................         20,000                540,000
                                                                                          ------------
                                                                                             1,613,437
                                                                                          ------------
HEALTH CARE SERVICES 3.0%
Quorum Health Group Inc.* ......................................        550,000              5,671,875
                                                                                          ------------
Total Health Care ..............................................                             7,285,312
                                                                                          ------------
INTEGRATED OILS 3.8%
INTEGRATED DOMESTIC 3.0%
Unocal Corp. ...................................................        110,000              3,643,750
USX-Marathon Group .............................................         80,000              2,005,000
                                                                                          ------------
                                                                                             5,648,750
                                                                                          ------------
INTEGRATED INTERNATIONAL 0.8%
Petro-Canada* ..................................................         75,000              1,429,688
                                                                                          ------------
Total Integrated Oils ..........................................                             7,078,438
                                                                                          ------------
MATERIALS & PROCESSING 12.7%
BUILDING & CONSTRUCTION 0.6%
York International Corp. .......................................         45,000              1,136,250
                                                                                          ------------
CHEMICALS 1.4%
Omnova Solutions Inc. ..........................................         25,000                156,250
Solutia Inc. ...................................................        175,000              2,406,250
                                                                                          ------------
                                                                                             2,562,500
                                                                                          ------------
CONTAINERS & PACKAGING 3.2%
American National Can Group Inc. ...............................        328,000              5,535,000
Jefferson Smurfit Group PLC ADR ................................         20,000                352,500
Smurfit Stone Container Corp.* .................................         10,000                128,750
                                                                                          ------------
                                                                                             6,016,250
                                                                                          ------------
DIVERSIFIED MANUFACTURING 3.9%
Ball Corp. .....................................................        230,000              7,403,125
                                                                                          ------------
MISCELLANEOUS MATERIALS & PROCESSING 0.0%
NS Group Inc.* .................................................          2,925                 61,237
                                                                                          ------------
PAPER & FOREST PRODUCTS 1.8%
Fort James Corp. ...............................................        116,200              2,687,125
Westvaco Corp. .................................................         25,700                637,681
                                                                                          ------------
                                                                                             3,324,806
                                                                                          ------------
STEEL 1.8%
Alaska Steel Holding Corp. .....................................        145,000              1,160,000
Harsco Corp. ...................................................         90,000              2,295,000
                                                                                          ------------
                                                                                             3,455,000
                                                                                          ------------
Total Materials & Processing ...................................                            23,959,168
                                                                                          ------------
OTHER 3.7%
MULTI-SECTOR 3.7%
Gencorp Inc. ...................................................        320,000              2,560,000
Ogden Corp.* ...................................................        485,000              4,365,000
                                                                                          ------------
Total Other ....................................................                             6,925,000
                                                                                          ------------
OTHER ENERGY 11.0%
GAS PIPELINES 3.7%
Williams Companies Inc. ........................................        165,000              6,878,437
                                                                                          ------------
OIL & GAS PRODUCERS 4.8%
Burlington Resources Inc. ......................................         10,000                382,500
Ocean Energy Inc.* .............................................        160,000              2,270,000
Ultramar Diamond Shamrock Co. ..................................        110,000              2,729,375
Union Pacific Resources Group Inc. .............................        170,000              3,740,000
                                                                                          ------------
                                                                                             9,121,875
                                                                                          ------------
OIL WELL EQUIPMENT & SERVICES 2.5%
Baker Hughes Inc. ..............................................         70,000              2,240,000
Valero Energy Corp. ............................................         75,000              2,381,250
                                                                                          ------------
                                                                                             4,621,250
                                                                                          ------------
Total Other Energy .............................................                            20,621,562
                                                                                          ------------
PRODUCER DURABLES 5.1%
ELECTRICAL EQUIPMENT & COMPONENTS 4.1%
Mark IV Industries Inc. ........................................        365,000              7,619,375
                                                                                          ------------
MISCELLANEOUS EQUIPMENT 1.0%
Thomas & Betts Corp. ...........................................        100,000              1,912,500
                                                                                          ------------
Total Producer Durables ........................................                             9,531,875
                                                                                          ------------
TECHNOLOGY 2.3%
COMMUNICATIONS TECHNOLOGY 0.4%
NCR Corp.* .....................................................         20,000                778,750
                                                                                          ------------
COMPUTER TECHNOLOGY 0.5%
Silicon Graphics Inc.* .........................................         25,000                 93,750
Unisys Corp.* ..................................................         60,000                873,750
                                                                                          ------------
                                                                                               967,500
                                                                                          ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 1.4%
Cypress Semiconductor Corp.* ...................................         55,000              2,323,750
MIPS Technologies Inc. Cl B* ...................................          6,929                266,767
                                                                                          ------------
                                                                                             2,590,517
                                                                                          ------------
Total Technology ...............................................                             4,336,767
                                                                                          ------------
UTILITIES 7.4%
ELECTRICAL 4.1%
Energy East Corp. ..............................................         40,000                762,500
OGE Energy Corp. ...............................................         75,000              1,387,500
Pinnacle West Capital Corp. ....................................         80,000              2,710,000
Scana Corp. ....................................................        115,000              2,774,375
                                                                                          ------------
                                                                                             7,634,375
                                                                                          ------------
GAS DISTRIBUTION 1.5%
National Fuel Gas Co. ..........................................          5,000                243,750
Questar Corp. ..................................................        100,000              1,937,500
UGI Corp. ......................................................         28,200                578,100
                                                                                          ------------
                                                                                             2,759,350
                                                                                          ------------
TELECOMMUNICATIONS 1.8%
Celcaribe SA*+ .................................................         69,918           $    104,877
NEXTLINK Communications Inc. Cl. A* ............................         24,478                928,616
RSL Communications Ltd. Cl. A* .................................        125,000              1,429,687
Viatel Inc.* ...................................................         35,000                999,687
Weblink Wireless Inc.* .........................................          1,750                 23,188
                                                                                          ------------
                                                                                             3,486,055
                                                                                          ------------
Total Utilities ................................................                            13,879,780
                                                                                          ------------
Total Common Stocks (Cost $151,181,890) ........................                           165,975,538
                                                                                          ------------
CONVERTIBLE PREFERRED STOCKS & OTHER 2.6%
Advanced Radio Telecom Corp. Wts.* .............................          3,750                 65,497
Clark U.S.A. Inc. Sr. Exch. Pfd.> ..............................            661                132,200
Clearnet Communications Inc. Wts.* .............................          3,300                 19,800
Cluett American Corp. Sr. Exch. Pfd.> ..........................         22,916                389,572
Loral Orion Network Systems Inc. Wts.* .........................          1,250                  5,625
Nextel Communications Inc. Series D Exch. Pfd.> ................             90                 94,500
North Atlantic Trading Inc. Sr. Pfd.> ..........................         70,573              1,217,384
Nucentrix Broadband Networks, Inc. Wts.* .......................          1,500                     15
Pagemart Inc. Wts.*+ ...........................................          3,450                 12,938
Primus Telecommunications Group Wts.* ..........................            500                 15,500
Real Time Data Inc. Series B Pfd.@(+) ..........................          4,498                410,623
RSL Communications Ltd. Wts.*+ .................................            500                 20,000
Startec Global Communications Corp. Wts.*+ .....................          1,150                    403
Winstar Communications Cv. Pfd. ................................         46,419              2,512,428
Wireless One Inc. Wts.* ........................................          1,500                     15
                                                                                          ------------
Total Convertible Preferred Stocks & Other
  (Cost $9,292,857) ............................................                             4,896,500
                                                                                          ------------
------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL          MATURITY
                                                   AMOUNT              DATE
------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS 6.7%
Advanced Radio Telecom Corp. Sr. Note, 14.00% .   $  680,000          2/15/2007                584,800
Cellnet Data Systems Inc. Sr. Note Series B,
  0.00% to 9/30/2002, 14.00% from 10/1/2002
  to maturity .................................    2,000,000         10/01/2007                145,000
Drypers Corp. Sr. Note Series B, 10.25% .......    1,200,000          6/15/2007                816,000
Econophone Inc. Sr. Note, 13.50% ..............    1,750,000          7/15/2007              1,566,250
Empire Gas Corp. Sr. Sec. Note, 12.88% ........      600,000          7/15/2004                423,000
Envirosource Inc. Note, 9.75% .................    1,250,000          6/15/2003                662,500
GNI Group Inc. Sr. Note, 10.88% ...............      500,000          7/15/2005                100,000
Golden Ocean Group Ltd. Sr. Note, 10.00%[ ] ...    4,000,000          8/31/2001                820,000
J. Crew Group Inc. Sr. Deb. 0.00% to
  10/14/2002, 13.125% from 10/15/2002 to
  maturity ....................................      250,000         10/15/2008                136,250
J. Crew Operating Corp. Sr. Sub. Note, 10.38% .      400,000         10/15/2007                348,000
J.B. Poindexter Inc. Sr. Note, 12.50% .........    1,500,000          5/15/2004              1,425,000
NE Restaurant Inc. Sr. Note, 10.75% ...........    1,000,000          7/15/2008                785,000
North Atlantic Trading Inc. Sr. Note, 11.00%         650,000          6/15/2004                581,750
Pagemart Nationwide Inc. Sr. Note, 0.00% to
  1/31/2005, 15.00% from 2/1/2005 to maturity .      825,000          1/31/2005                787,875
Pagemart Wireless Inc. Sr. Sub. Note, 0.00%
  to 1/31/2003, 11.25% from 2/1/2003 to
  maturity ....................................    2,025,000          2/01/2008                810,000
Phase Metrics Inc. Sr. Note, 10.75%[ ] ........    1,500,000          2/01/2005                150,000
Rose Hills Co. Sr. Sub. Note, 9.50% ...........   $1,500,000         11/15/2004              1,020,000
RSL Communications Ltd. Sr. Note, 12.25% ......      750,000         11/15/2006                615,000
Startec Global Communications Sr. Note, 12.00%     1,150,000          5/15/2008                920,000
                                                                                          ------------
Total Non-Convertible Bonds (Cost $19,991,766) ................................             12,696,425
                                                                                          ------------
CONVERTIBLE BONDS 0.5%
Crown Resources Corp. Cv. Sub. Deb., 5.75% ....    2,000,000          8/27/2001                900,000
                                                                                          ------------
Total Convertible Bonds (Cost $1,558,418) .....................................                900,000
                                                                                          ------------
COMMERCIAL PAPER 2.4%
American Express Credit Corp., 6.78% ..........    1,362,000          7/05/2000              1,362,000
Ford Motor Credit Co., 6.77% ..................    1,144,000          7/05/2000              1,144,000
Household Finance Corp., 6.88% ................    2,101,000          7/03/2000              2,101,000
                                                                                          ------------
Total Commercial Paper (Cost $4,607,000) ......................................              4,607,000
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                                        SHARES
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 3.8%
State Street Navigator Securities Lending
  Prime Portfolio ..............................................        7,116,540            7,116,540
                                                                                          ------------
Total Short-Term Investments (Cost $7,116,540) .................                             7,116,540
                                                                                          ------------
Total Investments (Cost $193,748,471) - 104.3% .................                           196,192,003
Cash and Other Assets, Less Liabilities - (4.3%) ...............                            (8,166,862)
                                                                                          ------------
Net Assets - 100.0% ............................................                          $188,025,141
                                                                                          ============
------------------------------------------------------------------------------------------

Federal Income Tax Information:

At June 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $194,088,425 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is
  an excess of value over tax cost .............................................          $ 32,035,213
Aggregate gross unrealized depreciation for all investments in which there is
  an excess of tax cost over value .............................................           (29,931,635)
                                                                                          ------------

                                                                                          $  2,103,578
                                                                                          ============
---------------------------------------------------------------------------------------------------------------------
  * Non income-producing securities.
    ADR stands for American Depositary Receipt, representing ownership of foreign securities.
  > Payments of income may be made in cash or in the form of additional securities.
[ ] Security is in default.
  @ Security valued under consistently applied procedures established by the Trustees.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 2000 was $143,959 and $138,343 (0.07% of net assets), respectively.
(+) Security restricted as to public resale. At June 30, 2000, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at June 30, 2000 were $2,737,284 and $803,465 (0.43% of net assets), respectively.

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 2000

ASSETS
Investments, at value (Cost $193,748,471) (Note 1) ..............  $196,192,003
Cash ............................................................           513
Receivable for securities sold ..................................     1,256,808
Dividends and interest receivable ...............................       813,831
Receivable from Distributor (Note 3) ............................       274,325
Receivable for fund shares sold .................................       159,571
Other assets ....................................................        19,106
                                                                   ------------
                                                                    198,716,157
LIABILITIES
Payable for collateral received on securities loaned ............     7,116,540
Payable for securities purchased ................................     2,495,564
Accrued transfer agent and shareholder services (Note 2) ........       290,748
Accrued management fee (Note 2) .................................       223,533
Accrued distribution and service fees (Note 5) ..................       214,868
Payable for fund shares redeemed ................................       168,288
Accrued trustees' fees (Note 2) .................................        19,770
Other accrued expenses ..........................................       161,705
                                                                   ------------
                                                                     10,691,016
                                                                   ------------
NET ASSETS ......................................................  $188,025,141
                                                                   ============
Net Assets consist of:
  Undistributed net investment income ...........................  $  1,340,181
  Unrealized appreciation of investments ........................     2,443,532
  Unrealized appreciation of foreign currency and
    forward contracts ...........................................            48
  Accumulated net realized gain .................................     4,510,374
  Paid-in capital ...............................................   179,731,006
                                                                   ------------
                                                                   $188,025,141
                                                                   ============
Net Asset Value and redemption price per share of Class A
  shares ($68,018,779 / 4,971,368 shares) .......................        $13.68
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($13.68 / .9425) ..............................................        $14.51
                                                                         ======
Net Asset Value and offering price per share of Class B(1) shares
  ($10,043,279 / 739,537 shares)* ...............................        $13.58
                                                                         ======
Net Asset Value and offering price per share of Class B shares
  ($76,308,233 / 5,597,493 shares)* .............................        $13.63
                                                                         ======
Net Asset Value and offering price per share of Class C shares
  ($10,660,572 / 783,229 shares)* ...............................        $13.61
                                                                         ======
Net Asset Value, offering price and redemption price per share of
  Class S shares ($22,994,278 / 1,681,467 shares) ...............        $13.68
                                                                         ======

-------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended June 30, 2000

INVESTMENT INCOME
Dividends, net of foreign taxes of $2,382 .......................  $  3,798,404
Interest (Note 1) ...............................................     3,437,672
                                                                   ------------
                                                                      7,236,076
EXPENSES
Management fee (Note 2) .........................................     1,637,785
Transfer agent and shareholder services (Note 2) ................     1,138,005
Custodian fee ...................................................       153,898
Reports to shareholders .........................................        85,472
Registration fees ...............................................        38,974
Audit fee .......................................................        30,602
Trustees' fees (Note 2) .........................................        19,770
Legal fees ......................................................        17,518
Distribution and service fees - Class A (Note 5) ................       228,422
Distribution and service fees - Class B(1) (Note 5) .............        94,856
Distribution and service fees - Class B (Note 5) ................     1,053,705
Distribution and service fees - Class C (Note 5) ................       169,753
Miscellaneous ...................................................        17,102
                                                                   ------------
                                                                      4,685,862
Fees paid indirectly (Note 2) ...................................       (30,655)
Expenses borne by the Distributor (Note 3) ......................      (588,800)
                                                                   ------------
                                                                      4,066,407
                                                                   ------------
Net investment income ...........................................     3,169,669
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) ................    20,039,092
Net realized gain on foreign currency and forward contracts
  (Note 1) ......................................................       111,083
                                                                   ------------
    Total net realized gain .....................................    20,150,175
                                                                   ------------
Net unrealized depreciation of investments ......................   (57,445,979)
Net unrealized depreciation of foreign currency and forward
  contracts .....................................................      (183,856)
                                                                   ------------
    Total net unrealized depreciation ...........................   (57,629,835)
                                                                   ------------
Net loss on investments, foreign currency and forward contracts .   (37,479,660)
                                                                   ------------
Net decrease in net assets resulting from operations ............  $(34,309,991)
                                                                   ============

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30
                                                                  ------------------------------------
                                                                       1999                   2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ...................................          $  7,028,669           $  3,169,669
Net realized gain (loss) on investments, foreign currency
  and forward contracts .................................           (10,791,405)            20,150,175
Net unrealized depreciation of investments, foreign
  currency and forward contracts ........................            (5,842,718)           (57,629,835)
                                                                   ------------           ------------
Net decrease resulting from operations ..................            (9,605,454)           (34,309,991)
                                                                   ------------           ------------
Dividends from net investment income:
  Class A ...............................................            (2,160,169)            (1,960,622)
  Class B(1) ............................................               (38,185)              (160,436)
  Class B ...............................................            (1,709,386)            (1,532,487)
  Class C ...............................................              (300,621)              (241,491)
  Class S ...............................................            (1,319,451)              (773,992)
                                                                   ------------           ------------
                                                                     (5,527,812)            (4,669,028)
                                                                   ------------           ------------
Distributions from capital gains:
  Class A ...............................................            (4,849,837)            (1,380,863)
  Class B(1) ............................................                  --                 (154,082)
  Class B ...............................................            (6,856,725)            (1,670,793)
  Class C ...............................................            (1,115,493)              (278,556)
  Class S ...............................................            (3,216,541)              (496,967)
                                                                   ------------           ------------
                                                                    (16,038,596)            (3,981,261)
                                                                   ------------           ------------
Net decrease from fund share transactions (Note 6) ......           (57,163,257)           (97,038,977)
                                                                   ------------           ------------
Total decrease in net assets ............................           (88,335,119)          (139,999,257)
NET ASSETS
Beginning of year .......................................           416,359,518            328,024,398
                                                                   ------------           ------------
End of year (including undistributed net investment
  income of $2,702,099 and $1,340,181, respectively) ....          $328,024,399           $188,025,141
                                                                   ============           ============

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ALPHA FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 2000

NOTE 1

State Street Research Alpha Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of four separate funds: State Street Research Alpha Fund, State Street Research Argo Fund, State Street Research Global Resources Fund and State Street Research Athletes Fund.

The Fund seeks to provide long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of total assets in mid-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75%. From July 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual distribution and service fee equal to 0.30% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B (1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended June 30, 2000, the Fund has designated as long-term $3,981,261 of the distributions from net realized capital gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 2000, the value of the securities loaned and the value of collateral were $6,959,143 and $7,116,540, respectively. During the year ended June 30, 2000, income from securities lending amounted to $68,072 and is included in interest income.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2000, the fees pursuant to such agreement amounted to $1,637,785.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of MetLife, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 2000, the amount of such shareholder servicing and account maintenance expenses was $530,194.

The Fund has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances and directed brokerage commissions, respectively, were used to reduce a portion of the Fund's expenses. During the year ended June 30, 2000, the Fund's transfer agent and custodian fees were reduced by $26,455 and $4,200, respectively, under these arrangements.

The fees of the Trustees not currently affiliated with the Adviser amounted to $19,770 during the year ended June 30, 2000.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 2000, the amount of such expenses assumed by the Distributor and its affiliates was $588,800.

NOTE 4

For the year ended June 30, 2000, purchases and sales of securities, exclusive of short-term obligations, aggregated $74,655,802 and $173,513,101, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, beginning May 1, 2000, the Fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2000, fees pursuant to such plans amounted to $228,422, $94,856, $1,053,705 and $169,753 for Class A, Class B (1), Class B and
Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $33,168 and $62,429, respectively, on sales of Class A shares of the Fund during the year ended June 30, 2000, and that MetLife Securities, Inc. earned commissions aggregating $108,489 and $6,440 on sales of Class B(1) and Class B shares, and that the Distributor collected contingent deferred sales charges of $23,238, $274,407 and $2,075 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 2000, MetLife owned 324,009 shares of Class S of the Fund.

These transactions break down by share class as follows:

                                                            YEARS ENDED JUNE 30
                                    ------------------------------------------------------------------
                                                1999                                2000
                                    ------------------------------------------------------------------
CLASS A                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       1,872,980       $ 27,773,497           990,258      $ 14,093,821
Issued upon reinvestment of:
  Dividends from net investment
    income ....................         312,465          4,596,362          101,019          1,380,526
  Distributions from capital
    gains .....................         138,693          2,006,101           97,531          1,315,686
Shares redeemed ...............      (2,556,541)       (37,261,318)      (3,448,120)       (48,141,077)
                                     ----------       ------------       ----------       ------------
Net decrease ..................        (232,403)      $ (2,885,358)      (2,259,312)      $(31,351,044)
                                     ==========       ============       ==========       ============

CLASS B(1)                             SHARES*           AMOUNT*           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         561,224       $  8,434,485          469,504       $  6,675,050
Issued upon reinvestment of:
  Dividends from net investment
    income ....................           2,256             34,508            9,444            128,225
  Distribution from capital
    gains .....................              --                 --           11,251            150,759
Shares redeemed ...............         (88,763)        (1,366,884)        (225,379)        (3,068,289)
                                     ----------       ------------       ----------       ------------
Net increase ..................         474,717       $  7,102,109          264,820       $  3,885,745
                                     ==========       ============       ==========       ============

CLASS B                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       2,188,749       $ 32,437,372          153,443       $  2,186,213
Issued upon reinvestment of:
  Dividends from net investment
    income ....................         438,063          6,408,860           84,886          1,155,056
  Distributions from capital
    gains .....................         116,587          1,643,800          117,145          1,574,428
Shares redeemed ...............      (4,192,753)       (60,996,254)      (3,754,101)       (52,024,977)
                                     ----------       ------------       ----------       ------------
Net decrease ..................      (1,449,354)      $(20,506,222)      (3,398,627)      $(47,109,280)
                                     ==========       ============       ==========       ============

CLASS C                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................         832,769       $ 12,348,336          174,470       $  2,500,077
Issued upon reinvestment of:
  Dividends from net investment
    income ....................          70,468          1,028,840           13,448            181,382
  Distributions from capital
    gains .....................          19,057            273,103           18,918            253,876
Shares redeemed ...............        (995,360)       (14,475,298)        (953,253)       (13,207,597)
                                     ----------       ------------       ----------       ------------
Net decrease ..................         (73,066)       $  (825,019)        (746,417)      $(10,272,262)
                                     ==========       ============       ==========       ============

CLASS S                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ...................       1,755,098       $ 25,878,565          877,016       $ 12,327,614
Issued upon reinvestment of:
  Dividends from net investment
    income ....................         218,567          3,215,116           41,525            566,927
  Distributions from capital
    gains .....................          92,102          1,318,800           36,831            496,482
Shares redeemed ...............      (4,804,307)       (70,461,248)      (1,854,894)       (25,583,159)
                                     ----------       ------------       ----------       ------------
Net decrease ..................      (2,738,540)      $(40,048,767)        (899,522)      $(12,192,136)
                                     ==========       ============       ==========       ============
-------------------------------------------------------------------------------------------------------
* January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ALPHA FUND

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                            CLASS A
                                           -------------------------------------------------------------------------------
                                                                      YEARS ENDED JUNE 30
                                           -------------------------------------------------------------------------------
                                             1996(a)           1997(a)           1998(a)           1999(a)           2000(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       11.70             13.85             14.86             16.80             15.80
                                              ----              ----              ----              ----              ----
  Net investment income ($)*                  0.23              0.33              0.33              0.34              0.23
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        2.36              2.90              3.56             (0.43)            (1.80)
                                              ----              ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          2.59              3.23              3.89             (0.09)            (1.57)
                                              ----              ----              ----              ----              ----
  Dividends from net investment income ($)   (0.28)            (0.28)            (0.28)            (0.28)            (0.33)
  Distributions from capital gains ($)       (0.16)            (1.94)            (1.67)            (0.63)            (0.22)
                                              ----              ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.44)            (2.22)            (1.95)            (0.91)            (0.55)
                                              ----              ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)             13.85             14.86             16.80             15.80             13.68
                                             =====             =====             =====             =====             =====
Total return(b) (%)                          22.41             27.45             28.15             (0.04)            (9.89)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     44,464            71,087           125,402           114,235            68,019
Expense ratio (%)*                            1.25              1.25              1.24              1.22              1.27
Expense ratio after expense reductions (%)*   1.25              1.25              1.24              1.21              1.26
Ratio of net investment income to
  average net assets (%)*                     1.78              2.43              2.06              2.29              1.62
Portfolio turnover rate (%)                 111.13             63.33             52.99             56.04             30.83
* Reflects voluntary reduction of
  expenses per share of these amounts
  (Note 3) ($)                                0.03              0.02              0.00              0.01              0.03

                                                                                                     CLASS B(1)
                                                                                              -------------------------
                                                                                                 YEARS ENDED JUNE 30
                                                                                              -------------------------
                                                                                                 1999(a)(c)      2000(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                             14.94          15.70
                                                                                                   -----          -----
  Net investment income ($)*                                                                        0.11           0.13

  Net realized and unrealized gain (loss) on investments, foreign currency and forward
    contracts  ($)                                                                                  0.75          (1.80)
                                                                                                   -----          -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                0.86          (1.67)
                                                                                                   -----          -----
  Dividends from net investment income ($)                                                         (0.10)         (0.23)
  Distribution from capital gains ($)                                                                 --          (0.22)
                                                                                                   -----          -----
TOTAL DISTRIBUTIONS ($)                                                                            (0.10)         (0.45)
                                                                                                   -----          -----
NET ASSET VALUE, END OF YEAR ($)                                                                   15.70          13.58
                                                                                                   =====          =====
Total return(b) (%)                                                                                 5.81(d)      (10.59)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                                            7,454         10,043
Expense ratio (%)*                                                                                  1.86(e)        2.01
Expense ratio after expense reductions (%)*                                                         1.85(e)        2.00
Ratio of net investment income to average net assets (%)*                                           1.46(e)        0.92
Portfolio turnover rate (%)                                                                        56.04          30.83

*Reflects voluntary reduction of expenses per share of these amounts (Note 3) ($)                   0.00           0.03

-----------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ALPHA FUND

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS B
                                            ------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30
                                            ------------------------------------------------------------------------------
                                             1996(a)           1997(a)           1998(a)           1999(a)           2000(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       11.68             13.82             14.81             16.74             15.74
                                             -----             -----             -----             -----             -----
  Net investment income ($)*                  0.13              0.22              0.21              0.23              0.12
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        2.36              2.89              3.55             (0.43)            (1.79)
                                             -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)          2.49              3.11              3.76             (0.20)            (1.67)
                                             -----             -----             -----             -----             -----
  Dividends from net investment income ($)   (0.19)            (0.18)            (0.16)            (0.17)            (0.22)
  Distributions from capital gains ($)       (0.16)            (1.94)            (1.67)            (0.63)            (0.22)
                                             -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                      (0.35)            (2.12)            (1.83)            (0.80)            (0.44)
                                             -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             13.82             14.81             16.74             15.74             13.63
                                             =====             =====             =====             =====             =====
Total return(b) (%)                          21.60             26.45             27.23             (0.80)           (10.59)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                                  25,543            71,986           174,835           141,559            76,308
Expense ratio (%)*                            2.00              2.00              1.99              1.97              2.01
Expense ratio after expense reductions (%)*   2.00              2.00              1.99              1.96              2.00
Ratio of net investment income to
  average net assets (%)*                     1.05              1.65              1.32              1.54              0.87
Portfolio turnover rate (%)                 111.13             63.33             52.99             56.04             30.83
* Reflects voluntary reduction of
  expenses per share of these amounts
  (Note 3) ($)                                0.03              0.02              0.00              0.01              0.03

                                                                                CLASS C
                                            ------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30
                                            ------------------------------------------------------------------------------
                                             1996(a)           1997(a)           1998(a)           1999(a)           2000(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       11.67             13.82             14.79             16.71             15.71
                                             -----             -----             -----             -----             -----
  Net investment income ($)*                  0.13              0.21              0.21              0.23              0.12
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        2.37              2.90              3.54             (0.43)            (1.79)
                                             -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)          2.50              3.11              3.75             (0.20)            (1.67)
                                             -----             -----             -----             -----             -----
  Dividends from net investment income ($)   (0.19)            (0.20)            (0.16)            (0.17)            (0.21)
  Distributions from capital gains ($)       (0.16)            (1.94)            (1.67)            (0.63)            (0.22)
                                             -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                      (0.35)            (2.14)            (1.83)            (0.80)            (0.43)
                                             -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             13.82             14.79             16.71             15.71             13.61
                                             =====             =====             =====             =====             =====
Total return(b) (%)                          21.68             26.42             27.23             (0.78)           (10.57)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      1,386             9,592            26,777            24,027            10,661
Expense ratio (%)*                            2.00              2.00              1.99              1.97              2.01
Expense ratio after expense reductions (%)*   2.00              2.00              1.99              1.96              2.00
Ratio of net investment income to
  average net assets (%)*                     1.03              1.59              1.32              1.54              0.86
Portfolio turnover rate (%)                 111.13             63.33             52.99             56.04             30.83
* Reflects voluntary reduction of
  expenses per share of these amounts
  (Note 3) ($)                                0.03              0.01              0.00              0.01              0.03
--------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge.

STATE STREET RESEARCH ALPHA FUND

--------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS S
                                            ------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30
                                            ------------------------------------------------------------------------------
                                             1996(a)           1997(a)           1998(a)           1999(a)           2000(a)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       11.70             13.85             14.86             16.80             15.79
                                             -----             -----             -----             -----             -----
  Net investment income ($)*                  0.26              0.36              0.37              0.38              0.27
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        2.36              2.90              3.56             (0.44)            (1.79)
                                             -----             -----             -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)          2.62              3.26              3.93             (0.06)            (1.52)
                                             -----             -----             -----             -----             -----
  Dividends from net investment income ($)   (0.31)            (0.31)            (0.32)            (0.32)            (0.37)
  Distributions from capital gains ($)       (0.16)            (1.94)            (1.67)            (0.63)            (0.22)
                                             -----             -----             -----             -----             -----
TOTAL DISTRIBUTIONS ($)                      (0.47)            (2.25)            (1.99)            (0.95)            (0.59)
                                             -----             -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             13.85             14.86             16.80             15.79             13.68
                                             =====             =====             =====             =====             =====
Total return(b) (%)                          22.82             27.75             28.45              0.15             (9.58)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     39,298            59,453            89,345            40,750            22,994
Expense ratio (%)*                            1.00              1.00              0.99              0.97              1.01
Expense ratio after expense reductions (%)*   1.00              1.00              0.99              0.96              1.00
Ratio of net investment income to
  average net assets (%)*                     2.03              2.68              2.30              2.56              1.87
Portfolio turnover rate (%)                 111.13             63.33             52.99             56.04             30.83
* Reflects voluntary reduction of
  expenses per share of these amounts
  (Note 3) ($)                                0.03              0.02              0.00              0.01              0.03

--------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EQUITY TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH ALPHA FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Alpha Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2000

STATE STREET RESEARCH ALPHA FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

It was a disappointing year for value stocks and for the fund. Class A shares of Alpha Fund returned -9.89% [without sales charge] for the 12 months ended June 30, 2000. The fund underperformed the Russell MidCap Value Index, which returned -7.91% over the same period. It also underperformed the Lipper Mid- Cap Value Funds Average, which gained 5.49%.

The fund's underperformance was the result of overall weakness among value stocks and stock selection during the first half of the year. Two of the fund's substantial positions -- Ogden and Safety Kleen -- unraveled during the period. We took significant losses in both stocks. We made no significant changes to the fund's value approach because we believe that it should prove itself to be sound over the long term. The fund's best performers were in gaming, insurance and energy, including Harrah's and International Gaming Technology. We added to our investment in energy stocks during the period.

June 30, 2000

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B (1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell MidCap Value Index contains stocks from the Russell MidCap Index with a less than average growth orientation. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.


                              CHANGE IN VALUE OF
                       $10,000 BASED ON THE S&P 500 AND
                        THE RUSSELL MIDCAP VALUE INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                             INVESTED IN THE FUND

                                 CLASS A SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -15.07%      11.16%       10.42%

                                                             Russell
                        Alpha Fund      S&P 500 Index     MidCap Value
        "6/90"           $ 9,425           $10,000           $10,000
        "6/91"             8,833            10,737            10,596
        "6/92"            10,141            12,175            12,992
        "6/93"            12,347            13,831            16,327
        "6/94"            12,880            14,025            16,460
        "6/95"            14,958            17,676            19,878
        "6/96"            18,310            22,268            24,138
        "6/97"            23,336            29,990            30,888
        "6/98"            29,906            39,039            38,843
        "6/99"            29,895            47,925            41,028
        "6/00"            26,939            51,395            37,783

                               CLASS B(1) SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -14.91%      11.37%       10.51%

                                                             Russell
                        Alpha Fund      S&P 500 Index     MidCap Value
        "6/90"           $10,000           $10,000           $10,000
        "6/91"             9,366            10,737            10,596
        "6/92"            10,755            12,175            12,992
        "6/93"            13,083            13,831            16,327
        "6/94"            13,578            14,025            16,460
        "6/95"            15,673            17,676            19,878
        "6/96"            19,058            22,268            24,138
        "6/97"            24,100            29,990            30,888
        "6/98"            30,663            39,039            38,843
        "6/99"            30,385            47,925            41,028
        "6/00"            27,168            51,395            37,783

                                 CLASS B SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -14.92%      11.40%       10.52%

                                                             Russell
                        Alpha Fund      S&P 500 Index     MidCap Value
        "6/90"           $10,000           $10,000           $10,000
        "6/91"             9,366            10,737            10,596
        "6/92"            10,755            12,175            12,992
        "6/93"            13,083            13,831            16,327
        "6/94"            13,578            14,025            16,460
        "6/95"            15,673            17,676            19,878
        "6/96"            19,058            22,268            24,138
        "6/97"            24,100            29,990            30,888
        "6/98"            30,663            39,039            38,843
        "6/99"            30,418            47,925            41,028
        "6/00"            27,196            51,395            37,783

                                 CLASS C SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                      -11.42%      11.67%       10.52%

                                                             Russell
                        Alpha Fund      S&P 500 Index     MidCap Value
        "6/90"           $10,000           $10,000           $10,000
        "6/91"             9,366            10,737            10,596
        "6/92"            10,755            12,175            12,992
        "6/93"            13,082            13,831            16,327
        "6/94"            13,577            14,025            16,460
        "6/95"            15,658            17,676            19,878
        "6/96"            19,053            22,268            24,138
        "6/97"            24,088            29,990            30,888
        "6/98"            30,648            39,039            38,843
        "6/99"            30,408            47,925            41,028
        "6/00"            27,195            51,395            37,783

                                 CLASS S SHARES

                          Average Annual Total Return
                      ---------------------------------
                      1 Year      5 Years      10 Years
                      ------      -------      --------
                       -9.58%      12.79%       11.32%

                                                             Russell
                        Alpha Fund      S&P 500 Index     MidCap Value
        "6/90"           $10,000           $10,000           $10,000
        "6/91"             9,366            10,737            10,596
        "6/92"            10,755            12,175            12,992
        "6/93"            13,095            13,831            16,327
        "6/94"            13,728            14,025            16,460
        "6/95"            16,012            17,676            19,878
        "6/96"            19,666            22,268            24,138
        "6/97"            25,123            29,990            30,888
        "6/98"            32,271            39,039            38,843
        "6/99"            32,321            47,925            41,028
        "6/00"            29,224            51,395            37,783

STATE STREET RESEARCH ALPHA FUND

--------------------------------------------------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Alpha Fund ("Fund"), a series of State Street Research
Equity Trust, was convened on February 25, 2000 ("Meeting"). The results of the Meeting are set forth below.

                                                                                                VOTES (MILLIONS OF SHARES)
                                                                                               ---------------------------
ACTION ON PROPOSAL                                                                             FOR     AGAINST     ABSTAIN
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
may be expended for the distribution of Class A shares ................................        3.1        0.4        0.2

CLASS B SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
may be expended for the distribution of Class A shares ................................        3.4        0.5        0.4

CLASS B(1) SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
may be expended for the distribution of Class A shares ................................        0.3        0.0        0.0

STATE STREET RESEARCH ALPHA FUND

--------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEE OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      GERARD P. MAUS                         GERARD P. MAUS
ALPHA FUND                                 Chairman of the Board,                 Interim Chief Operating Officer,
One Financial Center                       President, Chief Executive             Chief Financial Officer,
Boston, MA 02111                           Officer and Treasurer                  Chief Administrative
                                                                                  Officer and Director,
INVESTMENT ADVISER                         BARTLETT R. GEER                       State Street Research &
State Street Research &                    Vice President                         Management Company
Management Company
One Financial Center                       F. GARDNER JACKSON, JR.                BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                THOMAS P. MOORE, JR.                   President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       BRIAN P. O'DELL                        Former Senior Vice President
Boston, MA 02111                           Vice President                         for Finance and Operations and
                                                                                  Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       DANIEL J. RICE III                     State University
State Street Research                      Vice President
Service Center                                                                    DEAN O. MORTON
P.O. Box 8408                              JAMES M. WEISS                         Former Executive Vice
Boston, MA 02266-8408                      Vice President                         President,  Chief Operating
1-87-SSR-FUNDS (1-877-773-8637)                                                   Officer and Director,
                                           PETER A. ZUGER                         Hewlett-Packard Company
CUSTODIAN                                  Vice President
State Street Bank and                                                             SUSAN M. PHILLIPS
Trust Company                              DOUGLAS A. ROMICH                      Dean, School of Business
225 Franklin Street                        Assistant Treasurer                    and Public Management,
Boston, MA 02110                                                                  George Washington University;
                                           FRANCIS J. MCNAMARA, III               former Member of the Board
LEGAL COUNSEL                              Secretary and General Counsel          of Governors of the Federal
Goodwin, Procter & Hoar LLP                                                       Reserve System and Chairman and
Exchange Place                             DARMAN A. WING                         Commissioner of the Commodity
Boston, MA 02109                           Assistant Secretary and                Futures Trading Commission
                                           Assistant General Counsel
INDEPENDENT ACCOUNTANTS                                                           TOBY ROSENBLATT
PricewaterhouseCoopers LLP                 SUSAN E. BREEN                         President, Founders Investments Ltd.
160 Federal Street                         Assistant Secretary                    President, The Glen Ellen Company
Boston, MA 02110
                                           AMY L. SIMMONS                         MICHAEL S. SCOTT MORTON
                                           Assistant Secretary                    Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH ALPHA FUND                               ------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Canton, MA
                                                                Permit #313
                                                               ------------




QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

INTERNET site:
    www.StateStreetResearch.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or [hearing-impaired 1-800-676-7876]
    [Chinese and Spanish-speaking 1-888-638-3193]

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C) 2000 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Alpha Fund prospectus.

When used after September 30, 2000, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (exp0801)SSR-LD                                 AL-2185-0800

[LOGO] STATE STREET RESEARCH

GLOBAL RESOURCES FUND

                                        ANNUAL REPORT TO SHAREHOLDERS
                                        June 30, 2000

In this Report           ENERGY POWERS UP






                         plus

                            Mixed Signals on the U.S. Economy

                            Small Companies: Big Beneficiaries of
                            Rising Energy Prices

                            Fund Portfolio and Financials

Contents

2      12 MONTH REVIEW
       A look at the fund and its market environment over the past 12 months

6      PERFORMANCE IN PERSPECTIVE
       The most recent performance in context of the fund's track record

8      THE FUND IN DETAIL
       Portfolio holdings, financials, and notes

FROM THE CHAIRMAN

It would be nice if there were a compass to point investors in the right direction in a volatile market. But if you have an anchor to keep you grounded, you won't have to worry about what to do next. Focus on your plan, continue to invest regularly, and don't let short-term factors derail your long-term goals. Pay attention to the recent rumblings about inflation, rising interest rates and concerns about valuation. But consider the opportunities yet to be mined in a robust economy with prospects for continued innovation in technology, telecommunications, biotechnology and elsewhere. Read up on how your mutual funds have performed, what your fund manager thinks and how that affects the fund's performance. That's what you'll find in these pages. With our new report format, they are easier to follow. No compass required.

Sincerely,
/s/ Gerard P. Maus

Gerard P. Maus
Chief Executive Officer
State Street Research Funds


12 MONTH REVIEW   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE PART 1

HOW STATE STREET RESEARCH
GLOBAL RESOURCES FUND PERFORMED

State Street Research Global Resources Fund delivered strong performance despite a generally volatile market. The fund returned 38.19% for the 12-month period ended June 30, 2000. That was significantly better than the Lipper Natural Resources Funds Average, which returned 15.27% over the same time period. It also outperformed the S&P 500 Index, which returned 7.24%.(2)

REASONS FOR THE FUND'S STRONG PERFORMANCE
The fund's emphasis on small- and mid-cap energy stocks during a period of rising commodity prices accounted for the fund's strong performance during the year. 95% of the fund's assets are invested in small- to mid-cap energy companies.

The fund's heavy exposure to the natural gas sector was also a positive factor for performance. The demand for natural gas has grown dramatically as a result of rising demand for electricity associated with telecommunications and the Internet. In fact, the primary source of new electricity is from gas-fired turbines. However, the supply of natural gas has not been able to keep up with growing demand, and that has given an extraordinary boost to the prices of natural gas. About 70% of the fund's assets are invested in natural gas, 27% in crude oil and 4% in gold.

LOOKING AHEAD
We believe that energy will remain in a very tight demand/supply situation for the next several years, thanks to strong economic prospects in the U.S. and around the world. Although the sector has already had a year of outstanding performance, we believe that there is considerably more potential in an environment of sustained strong commodity prices. However, shareholders should keep in mind that the fund's emphasis on small-and mid-cap companies heightens its volatility. A significant change in the environment could be a challenge for these types of companies represented in the portfolio.

More Management's Discussion of Fund Performance on pages 6 and 7. |_|

Because financial markets and mutual fund strategies are constantly evolving, it's possible that the fund's holdings, market stance, outlook for various industries or securities, and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


CLASS A SHARES(1)

     38.19%

  Telecommunications
   and the Internet
  have driven demand
  for natural gas to
   fuel gas turbines
    which generate
     electricity.


        [Photo]

       Dan Rice
  Portfolio Manager,
 State Street Research
 Global Resources Fund

      S&P 500(2)

         7.24%

State Street Research GLOBAL RESOURCES FUND

--------------------------------------------------------------------------------
 [Graphic Omitted]       THE FUND AT A GLANCE as of 6/30/00
--------------------------------------------------------------------------------

State Street Research Global Resources Fund: an aggressive growth fund investing in energy and natural resources companies.


CLAYTON WILLIAMS ENERGY
We invested in this oil and gas producer which has benefited from significant gas discoveries in Texas. It was the top performing stock in the fund for the year. It is the fund's second largest holding.


   [Graphic Omitted]

     HITS & MISSES

   [Graphic Omitted]

      SEVEN SEAS

The company disappointed investors by
announcing delays to production out of
Columbia, and its stock price suffered.
However, we continue to own the stock
because we believe it has significant
potential for the long term.


--------------------------------------------------------------------------------
                         TOTAL NET ASSETS: $159 MILLION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS
--------------------------------------------------------------------------------

                         Issuer/Security               %  of fund assets

                         1   Western Gas Resources            11.1%

                         2   Clayton Williams Energy           7.5%

                         3   Baytex Energy                     6.8%

                         4   Ocean Energy                      5.4%

                         5   Pure Resources                    4.0%

                         6   Plains Resources                  4.0%

                         7   Canadian 88 Energy                3.8%

                         8   Newpark Resources                 3.6%

                         9   Basin Exploration                 3.4%

                         10  R & B Falcon                      3.3%

                             Total                            52.9%

                         See page 11 for more detail.

--------------------------------------------------------------------------------
Performance: Class A
--------------------------------------------------------------------------------

FUND AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00

(at maximum applicable sales charge)(3,4)
--------------------------------------------------------------------------------
          1 Year               5 Years                  10 Years
--------------------------------------------------------------------------------
          30.24%                 9.94%                    5.75%

FUND AVERAGE ANNUAL TOTAL RETURNS
AS OF 6/30/00

(does not reflect sales charge)(3)
--------------------------------------------------------------------------------
          1 Year               5 Years                  10 Years
          38.19%                11.25%                    6.38%

See pages 6 and 7 for data on other share classes.

S&P 500 INDEX AS OF 6/30/00(2)
--------------------------------------------------------------------------------
          1 Year               5 Years                  10 Years
           7.24%                23.80%                   17.79%

--------------------------------------------------------------------------------
Top 5 Industries
--------------------------------------------------------------------------------
% of fund assets

June 30, 1999

Exploration & Production
-----------------------------------

63.6%

Contract Drilling     11.2%

Oil Service           10.0%

Utility                9.4%

Mining                 4.6%



June 30, 2000

Exploration & Production
-----------------------------------

68.2%

Utility               11.1%

Contract Drilling      8.8%

Oil Service            7.4%

Misc.                  2.4%


--------------------------------------------------------------------------------
TICKER SYMBOLS
--------------------------------------------------------------------------------

STATE STREET RESEARCH GLOBAL RESOURCES FUND

CLASS A: SSGRX
CLASS B(1): SSGPX*
CLASS B: SSBGX
CLASS C: SSGDX
CLASS S: SSGCX*

--------------------------------------------------------------------------------
1  Does not reflect sales charge.

2 The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

4  Performance reflects a maximum 5.75% Class A front-end sales charge.

*  Proposed

[Graphic Omitted]  The Way We Think

ENERGY POWERS UP

SUPPLY AND DEMAND DRIVE THIS SECTOR;
GETTING THEM RIGHT IS ANYTHING BUT SIMPLE.

While consumers are fed up with the high cost of home heating oil and grumbling about prices at the pump, investors who own energy stocks have had something to cheer about in the past year. Crude oil prices rose as high as $34 per barrel in March before settling back then surging above $30 again this summer. Meanwhile, natural gas prices have jumped about 50%. That price was not immediately felt by consumers, who are protected somewhat by regulatory measures that keep them from having to absorb big increases at one time.

Why such a dramatic turnaround in this old economy commodity business where the simple fundamentals of supply and demand largely determine prices--and prices account largely for the profitability of the sector?

CONVERGING FACTORS
Today's energy boom was born out of a bear market for crude oil at the end of 1998. Too much oil flooded the world's markets just as Asia hit the skids. Crude oil prices fell to a low of $10.72 per barrel, forcing many energy companies to reduce or abandon drilling for new oil or gas and to keep their inventories low; meanwhile, it was becoming harder to squeeze production from maturing U.S. oil fields. New clean-fuel regulations were adding to production costs, and a couple of warmer-than-expected winters kept prices low. Even after a surge in demand--thanks to a stronger-than-expected global economic rebound--sent prices soaring in 1999, most market watchers predicted that prices wouldn't hold.



MIXED SIGNALS ON THE U.S. ECONOMY

As the current cycle of U.S. economic prosperity headed into the record books as the longest expansion in a hundred years, the Federal Reserve Board wielded its most powerful weapon to put on the brakes: six increases over the past 12 months raised a key short-term interest rate to 6.5% and finally showed signs of success early in the second quarter of 2000. Sales of autos and housing slowed, the unemployment rate edged up from 3.9% to 4.0%, and consumer debt rose--a sign that consumers may be ready to pull back on spending. As a result, the Fed passed on an opportunity to raise rates again in July, but warned that it had not backed off of its anti-inflation campaign.

GROWTH UNEXPECTEDLY STRONG

An initial report showed that Gross Domestic Product (GDP) had slowed somewhat from the first quarter, but revised figures said otherwise: the second quarter increase of 5.2% was more than one full point above expectations. Business spending remained strong and inventories jumped; yet productivity gains were a robust 4%, suggesting that wage increases were not yet a factor to be reckoned with.

However, inflation has continued to advance. Although it still remains on the low end of its historical range, it's the pace that most troubles monetary policymakers and raises speculation that another interest rate hike could be in the offing. The Consumer Price Index has risen 3.7% over the past year--no real surprise considering that energy prices have risen nearly 10% over the same period.

ALL EYES ON THE FED

While the market has reacted favorably to economic news over the past quarter, there is a growing expectation that rates are due to rise again. Meanwhile, the financial markets seemed stalled and investors--so far--have been content to wait and see.


STILL WAITING FOR A SLOWDOWN PERIOD
U.S. Gross Domestic Product

                  Q3 '99                            5.7%
                  Q4 '99                            8.3%
                  Q1 '00                            4.8%
                  Q2 '00                            5.2%

U.S. Gross Domestic Product--a common measure of goods and services produced in the U.S.--has remained strong despite six consecutive interest rate increases over the past year.

Source: U.S. Department of Commerce

[Graphic Omitted]

But they have. And the prospect that demand will continue to outstrip supply--thus keeping prices up--are favorable. The U.S. Energy Department estimates that world demand for crude oil will rise 1.8% in 2000 and 2.5% in 2001, compared to 1.4% in 1999. Even if OPEC raises production, it is unlikely to tamper too much with the delicate equation. On one hand, they don't want to see soaring prices bring the world's economies to their knees again. On the other hand, they like the idea of relatively high prices because it boosts their wealth.

And they don't like the idea of giving up too much to the natural gas market, which is booming thanks to innovative technologies as well as obvious environmental benefits: gas is a cleaner-burning fuel than oil. The Energy Information Administration estimates that natural gas demand will grow nearly 5% this year and 3% next year while inventories are near their lowest levels in four years, and production shortfalls are projected at least through 2001. In most commodity markets, soaring prices eventually bring an adjustment in demand or supply. However, gas is a special situation because it is difficult and costly to handle, to transport, and to store. You can't just divert supplies from places where prices are lower. That could keep prices high for years to come.

BOTTOM LINE BENEFITS

For the energy industry, the effects of rising prices have been noticeable at the bottom line. Thanks to higher prices and refining margins, analysts expect the average large oil company to double its earnings this year. Smaller companies could do even better. In the second quarter, U.S. refining profits per barrel doubled--one of the highest quarterly averages in a decade.

At these prices, companies and refineries have an incentive to look for ways to raise supply. According to a Lehman Brothers midyear survey of spending on exploration and production, companies are planning to raise expenditures 18.2% this year.

What could change the picture? An economic slump--especially in the U.S.--would hurt demand for oil, but don't count on it. There are more reasons to believe that the forces fueling the energy sector still have a ways to go, and that stock prices have yet to reflect the sector's full potential.

A CLOSER LOOK  [Graphic Omitted]

SMALL COMPANIES:
BIG BENEFICIARIES OF RISING ENERGY PRICES

When people think of the energy sector, they usually think of "big oil"--those blue chip companies with international operations from top to bottom: they explore, produce, refine and market. "Most have chemical operations that help with the bottom line when oil prices are soft," says Dan Rice, portfolio manager of State Street Research Global Resources Fund, "but those same operations become a drag on profits when prices rise because they use energy as a feed stock, and their margins get squeezed."

According to Rice, it's the small companies that perform the best when commodity prices rise. Since their businesses are typically focused on one thing--production or service--their profits are leveraged to underlying commodity prices because that is all they do.

That's why Rice has about 95% of State Street Research Global Resources Fund invested in small- to mid-cap companies. "It makes the fund more volatile," says Rice, "but it also gives shareholders an opportunity for some significant gains when prices are strong, as they are now." Rice also favors natural gas over oil. "Demand for natural gas is up sharply. It is the primary source of new electricity, and by our estimates, demand will continue to outstrip supply for several years to come."

TIGHT SUPPLY, SOARING DEMAND LIFT OIL AND GAS PRICES
Crude Oil $/Barrel

11/98               $16.04
 1/99                14.66
 2/99                13.86
 3/99                15.80
 5/99                16.22
 7/99                18.44
 9/99                19.96
11/99                19.75
 1/00                23.71
 3/00                25.48
 4/00                24.86
 5/00                27.89
 6/00                31.13

Natural Gas $/BTUs*

11/98               $2.160
 1/99                2.179
 3/99                2.188
 5/99                2.359
 7/99                2.355
 9/99                2.565
11/99                2.390
 1/00                2.580
 3/00                2.977
 5/00                4.328
 6/00                4.442

*BTUs = British Thermal Units

Source: Bloomberg, Wall Street Journal

PERFORMANCE IN PERSPECTIVE   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE PART 2

PERFORMANCE FIGURES as of June 30, 2000

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is never a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. Three ways of measuring long-term performance are cumulative returns, average annual returns, and the change in dollar value of a given investment over time. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

CUMULATIVE TOTAL RETURN

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years.In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 OVER 10 YEARS

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000. It also compares fund performance to the performance of a market index.

Class A Front Load


o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30% (effective May 1, 2000, the fee was increased from 0.25%)

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------
CUMULATIVE TOTAL RETURN                    38.19%      70.40%      85.66%
(does not reflect
sales charge)

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------

AVERAGE ANNUAL TOTAL RETURN                30.24%       9.94%       5.75%
(at maximum applicable
sales charge)

$10,000 Over 10 years

                                  CLASS A             S&P 500
                  "90"             9425                10000
                  "91"             7702                10737
                  "92"             6773                12175
                  "93"            11409                13831
                  "94"             9999                14025
                  "95"            10269                17676
                  "96"            14728                22268
                  "97"            19582                29990
                  "98"            16786                39039
                  "99"            12663                47925
                  "00"            17498                51395



Class B(1) Back Load for accounts opened after 1/1/99

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within six years

o Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------
CUMULATIVE TOTAL RETURN                    37.11%      63.79%      76.55%
(does not reflect
sales charge)

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                32.11%      10.10%       5.85%
(at maximum applicable
sales charge)

$10,000 Over 10 years

                                CLASS B(1)           S&P 500
                  "90"            10000                10000
                  "91"             8172                10737
                  "92"             7186                12175
                  "93"            12105                13831
                  "94"            10555                14025
                  "95"            10779                17676
                  "96"            15340                22268
                  "97"            20246                29990
                  "98"            17221                39039
                  "99"            12876                47925
                  "00"            17655                51395

Class B Back Load for accounts opened before 1/1/99

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within five years

o Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------
CUMULATIVE TOTAL RETURN                    37.05%      64.00%      76.77%
(does not reflect
sales charge)

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------

AVERAGE ANNUAL TOTAL RETURN                32.05%      10.13%       5.86%
(at maximum applicable
sales charge)

$10,000 OVER 10 YEARS

                                 CLASS B              S&P 500
                  "90"            10000                10000
                  "91"             8172                10737
                  "92"             7186                12175
                  "93"            12105                13831
                  "94"            10555                14025
                  "95"            10779                17676
                  "96"            15340                22268
                  "97"            20246                29990
                  "98"            17221                39039
                  "99"            12899                47925
                  "00"            17677                51395

Class C Level Load

o No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o Lower deferred sales charge than Class B(1) shares

o Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------
CUMULATIVE TOTAL RETURN                    37.26%      63.90%      76.52%
(does not reflect
sales charge)

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------

AVERAGE ANNUAL TOTAL RETURN                36.26%      10.39%       5.85%
(at maximum applicable
sales charge)

$10,000 OVER 10 YEARS

                                 CLASS C              S&P 500
                  "90"            10000                10000
                  "91"             8172                10737
                  "92"             7186                12175
                  "93"            12105                13831
                  "94"            10546                14025
                  "95"            10770                17676
                  "96"            15322                22268
                  "97"            20210                29990
                  "98"            17185                39039
                  "99"            12860                47925
                  "00"            17652                51395


Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes


                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------
CUMULATIVE TOTAL RETURN                    38.46%      72.48%      89.63%
(does not reflect
sales charge)

                                           1 YEAR     5 YEARS     10 YEARS
                                     -------------------------------------------

AVERAGE ANNUAL TOTAL RETURN                38.46%      11.52%       6.61%
(at maximum applicable
sales charge)

$10,000 OVER 10 YEARS

                                 CLASS S              S&P 500
                  "90"            10000                10000
                  "91"             8172                10737
                  "92"             7186                12175
                  "93"            12114                13831
                  "94"            10662                14025
                  "95"            10994                17676
                  "96"            15805                22268
                  "97"            21073                29990
                  "98"            18100                39039
                  "99"            13696                47925
                  "00"            18963                51395

All of the performance figures on these pages assume reinvestment of dividends and distributions.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price and return will fluctuate and you may have a gain or loss when you sell your shares.

Class B(1) was introduced January 1, 1999.

A CLOSER LOOK [Graphic Omitted]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

THE FUND IN DETAIL

The following pages describe the fund in
detail as of the date of this report.
They provide a "snapshot" of the fund's           [Graphic Omitted]
holdings at one moment in time (the
report date), describe the financial
dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 9 to 20 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks, and expenses, check the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To get a copy of any State Street Research prospectus, see the back cover of this report.


Keep in mind that in annual reports, the portfolio holdings and financial statements are AUDITED, while in semiannual reports they are UNAUDITED.

  ABOUT THE FUND
  ------------------------------------------------------------------------------

  BUSINESS STRUCTURE

  State Street Research Global Resources Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company.

  Four entities administer the fund's main business functions:

o The board of trustees oversee the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities (see back pages of report for trustee information).

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

  GOAL AND STRATEGY

  The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests primarily in equity securities of domestic and foreign companies in the energy and natural resources industries.

  SHARE CLASSES

  The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

  Class A shares are subject to an initial sales charge of up to 5.75%. From July 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual distribution and service fee equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual distribution and service fees of 1.00%. Class B(1) and Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees.



            The text and notes are an integral part of the financial statements.

THE FUND'S ACCOUNTING POLICIES
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

  o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

  o Over-the-counter securities -- The fund uses the closing prices quoted on the NASDAQ system. If a security hasn't traded that day, or if it is not quoted on the NASDAQ system, the value is set at halfway between the closing bid and asked quotations.

  o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

  o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

  o Interest -- The fund accrues interest daily as it earns it.

  o Cash dividends -- The fund accrues these on the ex-dividend date.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

  o Dividends from net investment income -- The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

  o Net realized capital gains -- The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it has elected to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

  o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee, and distribution and service fees.

  o Expenses attributed to the trust of which the fund is a series -- These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The fund's securities and investment practices carry certain risks.


The text and notes are an integral part of the financial statements.

PORTFOLIO HOLDINGS  June 30, 2000
--------------------------------------------------------------------------------

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and then by specific industry.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

/\
--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Key to symbols

 * Denotes a security which has not paid a dividend during the last year.

 ^ Denotes a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

 + Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 1.39% of net assets in Rule 144A securities.

++ Denotes a security restricted as to public resale. As of the report date, the fund had 0.14% of net assets in restricted securities.

   ----------------------------------------------------------------------------

                                                                      MARKET
      ISSUER                                        SHARES             VALUE
      -------------------------------------------------------------------------

      EQUITY SECURITIES 100.3% OF NET ASSETS

      CONTRACT DRILLING 8.8% OF NET ASSETS
      -------------------------------------------------------------------------
      Drillers Technology Corp.*++                  200,000        $    216,216
      Drillers Technology Corp. Wts.*++             100,000               6,757
      Patterson Energy Inc.*                         60,000           1,710,000
      Precision Drilling Corp.*                      75,000           2,896,875
(10)  R & B Falcon Corp.*                           225,000           5,301,562
        OIL AND GAS EXPLORATION
      TMBR / Sharp Drilling Inc.*                   136,800           1,504,800
      UTI Energy Corp.*                              60,000           2,407,500
                                                                   ------------
      Total Contract Drilling                                        14,043,710
                                                                   ------------
      EXPLORATION & PRODUCTION 68.2% OF NET ASSETS
      -------------------------------------------------------------------------
      3Tec Energy Corp.*                            300,000           3,000,000
      Barrett Resources Corp.*                       25,000             716,260
(9)   Basin Exploration Inc.*                       300,000           5,362,500
        OIL AND GAS EXPLORATION
(3)   Baytex Energy Ltd. Cl. A*                   1,142,748          10,809,778
        OIL AND GAS EXPLORATION
      Brigham Exploration Co.*                       34,400              86,000
      Cabot Oil & Gas Corp. Cl. A                   196,500           4,163,344
      Callon Petroleum Co.*                         325,500           4,841,812
(7)   Canadian 88 Energy Corp.*                   2,934,100           6,051,581
        OIL AND GAS EXPLORATION
(2)   Clayton Williams Energy Inc.*                 371,330          11,859,352
        OIL AND GAS EXPLORATION
      Comstock Resources Inc.*                      100,000             800,000
      Cross Timbers Oil Co.                         175,000           3,871,875
      Elk Point Resources Inc. Cl. A*               490,500           1,325,676
      Esenjay Exploration Inc.*                     101,669             324,070
      Gulf Canada Resources Ltd.*                   513,000           2,468,812
      Gulfstream Resources Ltd.                     124,700             164,301
      HS Resources Inc.*                            105,000           3,150,000
      KCS Energy Inc.*                              540,000             742,500
      Ketch Energy Ltd.*                             60,000             158,108
      Keywest Energy Corp.*                         740,900             565,687
      Magin Energy Inc.*                            344,300             860,750
      Maxx Petroleum Ltd.*                          200,975             715,973
      Nuevo Energy Co.*                              86,800           1,638,350
(4)   Ocean Energy Inc.*                            600,000           8,512,500
        OIL AND GAS EXPLORATION
      Patina Oil & Gas Corp.                         94,700           1,965,025
      Pease Oil & Gas Co.*                           20,000               4,100
      Pease Oil & Gas Co. Pfd.*                       8,750               1,654
      Pendaries Petroleum Ltd.*                     167,000             563,625
      Pennaco Energy Inc.*                          103,000           1,686,625
(6)   Plains Resources Inc.*                        400,000           6,400,000
        OIL AND GAS EXPLORATION
      Post Energy Corp.*                            400,000           1,837,838
(5)   Pure Resources Inc.*                          359,898           6,433,177
        OIL AND GAS EXPLORATION
      PYR Energy Corp.*                             112,900             536,275
      Ranger Oil Ltd.*                              628,900           3,458,950
      Remington Oil & Gas Corp.*                    150,000           1,125,000
      Richland Petroleum Corp.*                     332,900             821,003
      Seven Seas Petroleum Inc.*                    657,600             780,900
      Southwestern Energy Co.                       359,300           2,245,625
      Swift Energy Co.*                              16,300             462,513
      Tom Brown, Inc.*                              205,900           4,748,569
      Triumph Energy Corp.*                       1,085,500           1,063,497
      Ultra Petroleum Corp.*                        586,100           1,108,838
      Vermilion Resources Ltd.*+                    200,000             959,459
      Wolverine Energy Corp.*                       165,000              20,068
                                                                   ------------
      Total Exploration & Production                                108,411,970
                                                                   ------------

      MINING 1.2% OF NET ASSETS
      -------------------------------------------------------------------------
      Ashanti Goldfields Co. Ltd.^                  224,600             393,050
      Nevsun Resources Ltd.*                        400,000              89,189
      Romarco Minerals Inc.*                        223,000              75,338
      Romarco Minerals Inc. Wts.*                    77,000               6,503
      Southwestern Gold Corp.*                      243,300             723,324
      Tombstone Exploration Co. Ltd.*               200,000              19,595
      Viceroy Resource Corp.*                       183,000              59,351
      Virginia Gold Mines Inc.*                     500,000             243,243
      X-Cal Resources Ltd.*                       1,755,500             278,745
      Zimbabwe Platinum Mines Ltd.*                 150,000              18,211
                                                                   ------------
      Total Mining                                                    1,906,549
                                                                   ------------

      MISCELLANEOUS 2.4% OF NET ASSETS
      -------------------------------------------------------------------------
      Mosvold Shipping Ltd.+                      2,839,534             827,322
      OMI Corp.*                                    559,500           3,042,281
                                                                   ------------
      Total Miscellaneous                                             3,869,603
                                                                   ------------

      OIL SERVICE 7.4% OF NET ASSETS
      -------------------------------------------------------------------------
      Badger Daylighting Inc.*                      375,000             544,764
      Global Industries Inc.*                        50,000             943,750
(8)   Newpark Resources Inc.*                       600,000           5,662,500
        OIL AND GAS EXPLORATION
      NS Group Inc.*                                100,000           2,093,750
      Pason Systems Inc.*                           300,000           1,824,324
      Stellarton Energy Corp. Cl. A+                150,000             430,743
      Willbros Group Inc.*                           29,100             200,063
                                                                   ------------
      Total Oil Service                                              11,699,894
                                                                   ------------
      REFINING 1.2% OF NET ASSETS
      -------------------------------------------------------------------------
      Interoil Corp.*                               156,500             594,700
      Syntroleum Corp.*                              77,100           1,320,338
                                                                   ------------
      Total Refining                                                  1,915,038
                                                                   ------------

      UTILITY 11.1% OF NET ASSETS
      -------------------------------------------------------------------------
(1)   Western Gas Resources Inc.                    839,300        $ 17,625,300
        NATURAL GAS PROCESSING
      Total Utilities                                                17,625,300
                                                                   ------------

      TOTAL EQUITY SECURITIES                                       159,472,064
                                                                   ------------


The fund paid a total of $147,712,664 for these securities.


The text and notes are an integral part of the financial statements.

                                                                        MARKET
ISSUER                                               SHARES             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 1.4% OF NET ASSETS

AIM Liquid Assets Portfolio                         2,262,538         $2,262,538
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS                                           2,262,538
                                                                      ----------

           The fund paid a total of $2,262,538 for these securities.

                                                       % of
                                                    Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets

--------------------------------------------------------------------------------
Investments                                            101.7%      $161,734,602
--------------------------------------------------------------------------------
Cash and Other Assets, Less Liabilities                 (1.7%)       (2,710,655)
--------------------------------------------------------------------------------
Net Assets                                             100.0%      $159,023,947
                                                      ======       ============
--------------------------------------------------------------------------------

          The fund paid a total of $149,975,202 for these securities.


Federal Income Tax Information

At June 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $150,369,941 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                 $ 48,988,838

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                  (37,624,177)
                                                                   ------------
                                                                   $ 11,364,661
                                                                   ============

At June 30, 2000, the fund had a capital loss carryforward of $45,135,755 available, to the extent provided in regulations, to offset future capital gains, if any, of which $6,860,770 and $38,274,985 expire on June 30, 2007 and 2008, respectively.

In order to meet certain excise tax distribution requirements under section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1998 through June 30, 1999, the fund incurred net capital losses of $37,552,832 and has deferred and treated such losses as arising in the fiscal year ended June 30, 2000. From November 1, 1999 through June 30, 2000, the fund incurred net capital losses of approximately $23,397,000 and intends to defer and treat such losses as arising in the fiscal year ended June 30, 2001.

            The text and notes are an integral part of the financial statements.

STATEMENT OF
ASSETS AND LIABILITIES  June 30, 2000
--------------------------------------------------------------------------------

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

The fund paid a total of $149,975,202 for these securities.

ASSETS
Investments, at market value                                      $161,734,602
Cash                                                                 1,300,827
Receivable for securities sold                                       5,723,686
Receivable for fund shares sold                                      2,796,729
Dividends and interest receivable                                       99,779
                                                                  ------------
                                                                   171,655,623

LIABILITIES
Payable for securities purchased                                     6,681,395
Payable for fund shares redeemed                                     3,037,760
Payable for collateral received on securities loaned                 2,262,538
Accrued transfer agent and shareholder services                        229,014
Accrued management fee                                                 189,722
Accrued distribution and service fees                                  162,651
Accrued trustees' fees                                                  15,595
Other accrued expenses                                                  53,001
                                                                  ------------
                                                                    12,631,676
                                                                  ------------

NET ASSETS                                                        $159,023,947
                                                                  ============
Net Assets consist of:
  Unrealized appreciation of investments                          $ 11,759,400
  Unrealized depreciation of foreign currency                           (4,090)
  Accumulated net realized loss                                    (68,927,170)
  Paid-in capital                                                  216,195,807
                                                                  ------------
                                                                  $159,023,947
                                                                  ============


NET ASSET VALUE (NAV) OF EACH SHARE CLASS

Except where noted, the NAV is the offering and the redemption price for each class.

        Net Assets   /   Number of Shares   =   NAV

    A         $70,151,798         4,179,345       $16.79*
    B(1)      $ 8,608,051           543,091       $15.85**
    B         $48,351,712         3,047,411       $15.87**
    C         $23,313,102         1,472,225       $15.84**
    S         $ 8,599,284           499,716       $17.21

*  Maximum offering price per share $17.81 ($16.79 / .9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The text and notes are an integral part of the financial statements.

STATEMENT OF
OPERATIONS  For the year ended June 30, 2000
--------------------------------------------------------------------------------

This shows what the fund earned and lost over the report period, and what its expenses were.

INVESTMENT INCOME

Dividends, net of foreign taxes                                    $    457,724
Interest                                                                 77,132
                                                                   ------------
                                                                        534,856

EXPENSES

Management fee                                                        1,053,292
Transfer agent and shareholder services                                 715,190
Custodian fee                                                           105,552
Reports to shareholders                                                  80,866
Registration fees                                                        48,581
Audit fee                                                                28,201
Trustees' fees                                                           19,292
Legal fees                                                               16,069
Distribution and service fees - Class A                                 146,431
Distribution and service fees - Class B(1)                               62,432
Distribution and service fees - Class B                                 490,800
Distribution and service fees - Class C                                 224,947
Miscellaneous                                                            13,950
                                                                   ------------
                                                                      3,005,603

Fees paid indirectly                                                    (20,726)
                                                                   ------------
                                                                      2,984,877
                                                                   ------------
Net investment loss                                                  (2,450,021)
                                                                   ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

Net realized loss on investments                                    (22,887,534)
Net unrealized appreciation of investments                           64,070,432
Net unrealized depreciation of foreign currency                          (4,090)
                                                                   ------------
Net gain on investments                                              41,178,808
                                                                   ------------
Net increase in net assets resulting
from operations                                                    $ 38,728,787
                                                                   ============


The fund paid foreign taxes of $9,501.

Includes $83,532 in income from the lending of portfolio securities. As of the report date, the fund had a total of $2,311,925 of securities out on loan and was holding a total of $2,262,538 in collateral related to those loans.

The management fee is 0.75% of fund net assets, annually.

Includes a total of $239,930 paid to the distributor for the services it provided, and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements.

Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).

Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares.

Represents transfer agent credits earned from uninvested cash balances.

To earn this, the fund sold $105,345,856 of securities. During this same period, the fund also bought $66,685,510 worth of securities. These figures don't include short-term obligations or U.S. government securities.

            The text and notes are an integral part of the financial statements.

STATEMENT OF
CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                          Years ended June 30
--------------------------------------------------------------------------------
                                                  1999                2000
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                           $ (2,078,315)       $ (2,450,021)
Net realized loss on investments,
  foreign currency and forward
  contracts                                    (46,014,337)        (22,887,534)
Net unrealized appreciation
  (depreciation) of investments and
  foreign currency                              (6,567,556)         64,066,342
                                              --------------------------------
Net increase (decrease) resulting
  from operations                              (54,660,208)         38,728,787
                                              --------------------------------

DISTRIBUTION FROM CAPITAL GAINS:
  Class A                                       (3,619,542)               --
  Class B(1)                                          --                  --
  Class B                                       (3,887,699)               --
  Class C                                       (1,503,483)               --
  Class S                                         (209,120)               --
                                              --------------------------------
                                                (9,219,844)               --
                                              --------------------------------
Net increase (decrease) from
  fund share transactions                        8,549,006         (39,749,208)
Total decrease in net assets                   (55,331,046)         (1,020,421)
                                              --------------------------------

NET ASSETS
Beginning of year                              215,375,414         160,044,368
                                              --------------------------------
End of year                                   $160,044,368        $159,023,947
                                              ================================

The text and notes are an integral part of the financial statements.

These transactions break down by share class as follows:

                                                                       YEARS ENDED JUNE 30
                                          --------------------------------------------------------------------------
                                                       1999                                  2000
                                          --------------------------------------------------------------------------
CLASS A                                     SHARES             AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                               9,547,596         $106,672,440          5,507,375         $ 75,898,189*
Issued upon reinvestment of
   distribution from capital gains          347,217            3,362,264               --                   --
Shares redeemed                          (9,116,127)        (101,535,221)        (6,853,632)         (88,329,954)
                                          --------------------------------------------------------------------------
NET INCREASE (DECREASE)                     778,686         $  8,499,483         (1,346,257)        ($12,431,765)
                                          ==========================================================================

CLASS B(1)                                  SHARES(A)         AMOUNT(A)             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                 552,033         $  5,148,104            382,807         $  4,790,641**
Shares redeemed                            (114,865)          (1,235,708)          (276,884)          (3,348,391)***
                                          --------------------------------------------------------------------------
NET INCREASE                                437,168         $  3,912,396            105,923         $  1,442,250
                                          ==========================================================================

CLASS B                                     SHARES             AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                               1,834,773         $ 20,961,694            353,834         $  4,347,389**
Issued upon reinvestment of
   distribution from capital gains          392,245            3,628,438               --                   --
Shares redeemed                          (2,697,037)         (28,620,805)        (2,205,311)         (25,724,585)***
                                          --------------------------------------------------------------------------
NET DECREASE                               (470,019)        ($ 4,030,673)        (1,851,477)        ($21,377,196)
                                          ==========================================================================

CLASS C                                     SHARES             AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                               1,115,539         $ 11,753,691            587,132         $  7,801,087**
Issued upon reinvestment of
   distribution from capital gains          148,917            1,374,717               --                   --
Shares redeemed                          (1,305,845)         (13,956,016)        (1,327,115)         (16,095,107)****
                                          --------------------------------------------------------------------------
NET DECREASE                                (41,389)        ($   827,608)          (739,983)        ($ 8,294,020)
                                          ==========================================================================

CLASS S                                     SHARES             AMOUNT              SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares sold                                 510,007         $  5,687,504            897,149         $ 11,629,254
Issued upon reinvestment of
   distribution from capital gains           21,123              208,699               --                   --
Shares redeemed                            (406,508)          (4,900,795)          (847,083)         (10,717,731)
                                          --------------------------------------------------------------------------
NET INCREASE                                124,622         $    995,408             50,066         $    911,523
                                          ==========================================================================

       The trustees have the authority to issue an unlimited number of shares of beneficial interest, with a $.001 par value per share.

*     Includes $30,726 and $18,729 in sales charges collected by the distributor and MetLife.

**    Like all broker-dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $37,505, $993, and $20 for Class B(1), Class B and Class C, were paid by the distributor, not the fund.

***   Includes $28,996 and $183,872 in deferred sales charges collected by the distributor for Class B(1) and Class
      B.

****  Includes $8,323 in deferred sales charges collected by the distributor.

(a)   January 1, 1999 (commencement of share class) to June 30, 1999.

                                                The text and notes are an integral part of the financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------

These provide a summary of each share class's financial performance, for the past five fiscal years.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                 -----------------------------------------------------------------
                                                                                        Years ended June 30
PER SHARE DATA                                                  1996(A)       1997(A)        1998(A)        1999(A)       2000(A)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           12.16         17.44          22.39          17.35         12.15
  Net investment loss ($)*                                       (0.20)        (0.15)         (0.18)         (0.11)        (0.17)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                      5.48          5.86          (2.52)         (4.34)         4.81
                                                                 -----         -----         ------         ------         -----
TOTAL FROM INVESTMENT OPERATIONS ($)                              5.28          5.71          (2.70)         (4.45)         4.64
                                                                 -----         -----         ------         ------         -----
  Distribution from capital gains ($)                             --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
TOTAL DISTRIBUTIONS ($)                                           --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
NET ASSET VALUE, END OF YEAR ($)                                 17.44         22.39          17.35          12.15         16.79
                                                                 =====         =====         ======         ======         =====
Total return (%) (b)                                             43.42         32.96         (14.28)        (24.56)        38.19

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         30,943        80,029         82,376         67,155        70,152
Expense ratio (%)*                                                1.75          1.42           1.46           1.59          1.74
Expense ratio after expense reductions (%)*                       1.75          1.42           1.46           1.57          1.72
Ratio of net investment loss
to average net assets (%)*                                       (1.47)        (0.73)         (0.82)         (0.97)        (1.34)
Portfolio turnover rate (%)                                      92.33         51.67          68.69          55.89         47.49
* Reflects voluntary reduction of expenses per share
of these amounts ($)                                              0.05          0.00           --             --            --

                                                                                                                 CLASS B(1)
                                                                                                         -------------------------
                                                                                                              Years ended June 30
                                                                                                         -------------------------
PER SHARE DATA                                                                                            1999(A)(C)      2000(A)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                                       9.44          11.56
  Net investment loss ($)                                                                                   (0.08)         (0.26)
  Net realized and unrealized gain on investments and foreign currency ($)                                   2.20           4.55
                                                                                                            -----          -----
TOTAL FROM INVESTMENT OPERATIONS($)                                                                          2.12           4.29
                                                                                                            -----          -----
NET ASSET VALUE, END OF YEAR ($)                                                                            11.56          15.85
                                                                                                            =====          =====
Total return (%) (b)                                                                                        22.46(d)       37.11

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                                                                     5,053          8,608
Expense ratio (%)                                                                                           2.19 (e)        2.48
Expense ratio after expense reductions (%)                                                                  2.17 (e)        2.46
Ratio of net investment loss to average net assets (%)                                                      (1.64)(e)      (2.12)
Portfolio turnover rate (%)                                                                                 55.89          47.49

The text and notes are an integral part of the financial statements.

                                                                                                CLASS B
                                                                ------------------------------------------------------------------
                                                                                         Years ended June 30
                                                                ------------------------------------------------------------------
PER SHARE DATA                                                  1996(A)       1997(A)       1998(A)         1999(A)       2000(A)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           12.03         17.12          21.80          16.71         11.58
                                                                 -----         -----         ------         ------         -----
  Net investment loss ($)*                                       (0.30)        (0.30)         (0.33)         (0.19)        (0.26)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                      5.39          5.74          (2.42)         (4.19)         4.55
                                                                 -----         -----         ------         ------         -----
TOTAL FROM INVESTMENT OPERATIONS ($)                              5.09          5.44          (2.75)         (4.38)         4.29
                                                                 -----         -----         ------         ------         -----
  Distribution from capital gains ($)                             --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
TOTAL DISTRIBUTIONS ($)                                           --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
NET ASSET VALUE, END OF YEAR ($)                                 17.12         21.80          16.71          11.58         15.87
                                                                 =====         =====         ======         ======         =====
Total return (%) (b)                                             42.31         31.98         (14.94)        (25.10)        37.05

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                         12,828        78,701         89,689         56,708        48,352
Expense ratio (%)*                                                2.50          2.17           2.21           2.34          2.48
Expense ratio after expense reductions (%)*                       2.50          2.17           2.21           2.32          2.46
Ratio of net investment loss to average net assets (%)*          (2.20)        (1.47)         (1.57)         (1.73)        (2.10)
Portfolio turnover rate (%)                                      92.33         51.67          68.69          55.89         47.49
* Reflects voluntary reduction of expenses per share of
these amounts ($)                                                 0.04          0.00           --             --            --

                                                                                              CLASS C
                                                                 -----------------------------------------------------------------
                                                                                        Years ended June 30
                                                                 -----------------------------------------------------------------
PER SHARE DATA                                                  1996(A)       1997(A)        1998(A)        1999(A)       2000(A)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           12.02         17.10          21.76          16.67         11.54
                                                                 -----         -----         ------         ------         -----
  Net investment loss ($)*                                       (0.30)        (0.30)         (0.33)         (0.19)        (0.25)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                      5.38          5.72          (2.42)         (4.19)         4.55
                                                                 -----         -----         ------         ------         -----
TOTAL FROM INVESTMENT OPERATIONS ($)                              5.08          5.42          (2.75)         (4.38)         4.30
                                                                 -----         -----         ------         ------         -----
  Distribution from capital gains ($)                             --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
TOTAL DISTRIBUTIONS ($)                                           --           (0.76)         (2.34)         (0.75)         --
NET ASSET VALUE, END OF YEAR ($)                                 17.10         21.76          16.67          11.54         15.84
                                                                 =====         =====         ======         ======         =====
Total return (%) (b)                                             42.26         31.90         (14.97)        (25.17)        37.26

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          5,154         27,528        37,566         25,538         23,313
Expense ratio (%)*                                                2.50          2.17           2.21           2.34          2.48
Expense ratio after expense reductions (%)*                       2.50          2.17           2.21           2.32          2.46
Ratio of net investment loss to average net assets (%)*          (2.20)        (1.45)         (1.57)         (1.72)        (2.06)
Portfolio turnover rate (%)                                      92.33         51.67          68.69          55.89         47.49
* Reflects voluntary reduction of expenses per share of
these amounts ($)                                                 0.05          0.00           --             --            --

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced the fund's expenses.

(c) January 1, 1999 (commencement of share class) to June 30, 1999.

(d) Not annualized.

(e) Annualized.

                                                              The text and notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS CONTINUED
----------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS S
                                                                 -----------------------------------------------------------------
                                                                                         Years ended June 30
                                                                 -----------------------------------------------------------------
PER SHARE DATA                                                   1996(A)      1997(A)        1998(A)        1999(A)       2000(A)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                           12.27         17.64          22.72          17.67         12.43
                                                                 -----         -----         ------         ------         -----
  Net investment loss ($)*                                       (0.17)        (0.10)         (0.13)         (0.08)        (0.15)
  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                      5.54          5.94          (2.58)         (4.41)         4.93
                                                                 -----         -----         ------         ------         -----
TOTAL FROM INVESTMENT OPERATIONS ($)                              5.37          5.84          (2.71)         (4.49)         4.78
                                                                 -----         -----         ------         ------         -----
  Distribution from capital gains ($)                             --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
TOTAL DISTRIBUTIONS ($)                                           --           (0.76)         (2.34)         (0.75)         --
                                                                 -----         -----         ------         ------         -----
NET ASSET VALUE, END OF YEAR ($)                                 17.64         22.72          17.67          12.43         17.21
                                                                 =====         =====         ======         ======         =====
Total return (%) (b)                                             43.77         33.33         (14.11)        (24.33)        38.46


RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          5,632         10,747         5,745          5,590         8,599
Expense ratio (%)*                                                1.50          1.17           1.21           1.34          1.48
Expense ratio after expense reductions (%)*                       1.50          1.17           1.21           1.32          1.46
Ratio of net investment loss
to average net assets (%)*                                       (1.20)        (0.48)         (0.55)         (0.70)        (1.11)
Portfolio turnover rate (%)                                      92.33         51.67          68.69          55.89         47.49
*Reflects voluntary reduction of expenses per share of
these amounts ($)                                                 0.05          0.00           --             --            --

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced the fund's expenses.

The text and notes are an integral part of the financial statements.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EQUITY TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH GLOBAL RESOURCES FUND:

In our opinion, the accompanying statement of assets and liabilities--including the portfolio holdings--and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining--on a test basis--evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2000

Board of Trustees

GERARD P. MAUS
Chief Financial Officer,
Chief Administrative Officer,
Director and Interim Chief Operating Officer
State Street Research & Management Company

BRUCE R. BOND
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

STEVE A. GARBAN
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

DEAN O. MORTON
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

SUSAN M. PHILLIPS
Dean, School of Business and Public Management, George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission

TOBY ROSENBLATT
President, Founders Investments Ltd.
President, The Glen Ellen Company

MICHAEL S. SCOTT MORTON
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology


STATE STREET RESEARCH GLOBAL RESOURCES FUND
--------------------------------------------------------------------------------

REPORT ON SPECIAL MEETINGS OF SHAREHOLDERS

Two Special Meetings of Shareholders of the State Street Research Global Resources Fund ("Fund"), a series of State Street Research Equity Trust, were convened. The first meeting was convened on September 14, 1999, and continued thereafter; the second meeting was convened on February 25, 2000, and continued thereafter (each, a "Meeting"). The results of the Meetings are set forth below.


SEPTEMBER 14, 1999 MEETING

                                                    VOTES (MILLIONS OF SHARES)
                                        (COMBINED FOR ALL SERIES OF THE TRUST)

ACTION ON PROPOSAL                                        FOR        WITHHELD
----------------------------------------------------------------------------
1. The following persons were elected as Trustees:
   Bruce R. Bond                                         31.9          0.8
   Steve A. Garban                                       31.9          0.8
   Malcolm T. Hopkins                                    31.9          0.8
   Susan M. Phillips                                     31.9          0.8


                                          VOTES (MILLIONS OF SHARES)

ACTION ON PROPOSAL                           FOR        AGAINST      ABSTAIN
----------------------------------------------------------------------------

2. The fundamental policy
   on industry concentration
   was amended.                              6.4          0.2          0.4

3. The fundamental policy on
   diversification of investments
   was amended.                              6.3          0.2          0.4

FEBRUARY 25, 2000 MEETING

CLASS A SHARES

The Fund's current Rule 12b-1
Distribution Plan was amended to
increase the amount that may be
expended for the distribution
of Class A shares.                           1.7          0.4          0.1

CLASS B SHARES

The Fund's current Rule 12b-1
Distribution Plan was amended to
increase the amount that may be
expended for the distribution
of Class A shares.                           1.8          0.3          0.2

CLASS B(1) SHARES

The Fund's current Rule 12b-1
Distribution Plan was amended to
increase the amount that may be
expended for the distribution
of Class A shares.                           0.2          0.1          0.0

GLOSSARY

12B-1 FEES -- Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

AVERAGE SHARES METHOD -- The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

NASDAQ -- The stock price quotation system operated by the National Association of Securities Dealers. The NASDAQ system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

NEW YORK STOCK EXCHANGE -- The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the NASDAQ system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

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--------------------------------------------------------------------------------
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--------------------------
           DALBAR
  HONORS COMMITMENT TO:
         INVESTORS
            1999
--------------------------
for excellence in service

--------------------------------------------------------------------------------

      This report must be accompanied or preceded by a current State Street Research Global Resources Fund prospectus. When used after September 30, 2000 this report must be accompanied by a current Quarterly Performance Update.

      To obtain a prospectus on any State Street Research fund call
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      considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and
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OverView
---------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
Web site at www.StateStreetResearch.com

State Street Research
SPECTRUM OF FUNDS
---------------------------------------

Growth
  AGGRESIVE
     Global Resources Fund
     Emerging Growth Fund
     Mid-Cap Growth Fund(1)
     Aurora Fund
     Concentrated International Fund
     International Equity Fund
     Concentrated Growth Fund
     Growth Fund
     Galileo Fund
     Legacy Fund

Growth & Income
     Argo Fund
     Investment Trust
     Alpha Fund
     Strategic Growth & Income Fund
     Strategic Income Plus Fund(2)

Income
  CONSERVATIVE
     High Income Fund
     Strategic Income Fund
     New York Tax-Free Fund
     Tax-Exempt Fund
     Government Income Fund
     Money Market Fund(3)

(1)  Formerly State Street Research
(2)  Formerly State Street Research Strategic Portfolios: Conservative.
(3) An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


(c) 2000 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

Control Number:(exp0801)SSR-LD                                     GR-2187-0800

                        --------------------------------
                              STATE STREET RESEARCH
                        --------------------------------
                                  ATHLETES FUND
                        --------------------------------

                                ANNUAL REPORT

                                June 30, 2000

                              ---------------------
                                  WHAT'S INSIDE
                              ---------------------


                              FROM THE CHAIRMAN

                              Volatility in the stock
                              market continues


                              PORTFOLIO MANAGER'S REVIES

                              A good year for the fund despite
                              market volatility


                              FUND INFORMATION

                              Facts and figures


                              PLUS, COMPLETE PORTFOLIO HOLDINGS
                              AND FINANCIAL STATEMENTS

                                                         -------------------

                                                            [DALBAR LOGO]

                                                         -------------------

                                                           For Excellence
[logo] STATE STREET RESEARCH                                     in
                                                               Service

FROM THE CHAIRMAN

[Photo of Gerard P. Maus]

DEAR SHAREHOLDER:

America's cycle of economic prosperity has continued for a record-breaking nine consecutive years. Gross domestic product (GDP), a measure of goods and services produced in the U.S., rose at an annual rate of 5.4% in 1999. Despite the efforts of the Federal Reserve Board to cool down the economy by raising interest rates, growth continued at around 5.0% for the first half of 2000. The Fed has raised a key short-term interest rate six times in the past year, from 4.75% to 6.5% as inflation picked up to 3.7% from 2.0% one year ago. Unemployment sunk to a 30-year low of 3.9% before edging back up to 4.1% near the end of the period.

STOCKS
The U.S. stock market delivered modest gains over the 12 months ended June 30, 2000, but the final numbers mask the volatility that roiled the technology sector and other market leaders in the last quarter of the period. The S&P 500 rose 7.2% while the technology-heavy Nasdaq gained a stunning 48.0% despite giving back 13.2% in the second quarter.(1)

BONDS
In 1999, the bond market was hurt by factors associated with Y2K and rising interest rates. However, long-term U.S. Treasury bonds picked up early in 2000, helped by the federal government's repurchase of bonds -- the first since the 1930s -- and the perception that the Fed is working to stem inflation with higher interest rates. In an environment marked with uncertainty, municipal and mortgage bonds held up better than corporate bonds. Both delivered attractive single-digit returns. High-yield bonds, which were relatively strong in 1999, lost ground in 2000.

In May, the bond market adopted the 10-year U.S. Treasury as its benchmark. This replaces the 30-year Treasury, which has become something of a dinosaur as the result of the federal government's buyback program and a budget surplus that has reduced the government's borrowing needs.

INTERNATIONAL
Economic growth around the globe was better than expected. In Asia and the emerging markets of Latin America, economies rebounded from currency and economic woes faster than anticipated. Japan began to show signs of progress in revitalizing its economy after a decade of stagnation and decline. That was reflected in strong stock market performance in 1999, especially among small Japanese companies. However, Japanese stocks lost ground in 2000 as economic fears returned. European stock markets delivered mixed results. European technology and telecommunications sectors have soared -- and stumbled -- along with the U.S. market.

OUTLOOK AND OPPORTUNITIES
So far, the year 2000 has been marked by significant volatility in the stock market and only modest returns in the bond market. For long-term investors, it has been a good reminder that diversification is still the best way to reduce the impact of volatility. Now is a good time to consult your financial professional about the strategies that make sense for your personal portfolio. And, as always, we thank you for your confidence in State Street Research.

    Sincerely,

/s/ Gerard P. Maus

    Gerard P. Maus, Chief Executive Officer
    State Street Research Funds
    June 30, 2000

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.
(2) 19.46% for Class B(1) shares; 19.57% for Class B shares; 19.44% for Class C shares; 20.62% for Class S shares.
(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein- vestment of capital gains distributions and income dividends at net asset value.
(4) Performance reflects a maximum 5.75% A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.
(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended June 30, 2000)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED
SINCE INCEPTION 3/27/98(3)
(Class A shares, at maximum applicable sales charge)

                                        Athletes Fund - Class A
                  "3/98"                       $ 9,425
                  "6/98"                         9,910
                  "9/98"                         9,075
                  "12/98"                       11,292
                  "3/99"                        12,087
                  "6/99"                        12,518
                  "9/99"                        12,006
                  "12/99"                       15,118
                  "3/00"                        15,779
                  "6/00"                        15,065

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)

---------------------------------------------------------
                        LIFE OF FUND
                      (since 3/27/98)       1 YEAR
---------------------------------------------------------
Class A                    19.82%           13.42%
---------------------------------------------------------
Class B(1)                 20.99%           14.46%
---------------------------------------------------------
Class B                    21.04%           14.57%
---------------------------------------------------------
Class C                    22.08%           18.44%
---------------------------------------------------------
Class S                    23.25%           20.62%
---------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(3)(5)
(does not reflect sales charge)

                        LIFE OF FUND
                      (since 3/27/98)       1 YEAR
---------------------------------------------------------
Class A                    23.00%           20.34%
---------------------------------------------------------
Class B(1)                 22.03%           19.46%
---------------------------------------------------------
Class B                    22.08%           19.57%
---------------------------------------------------------
Class C                    22.08%           19.44%
---------------------------------------------------------
Class S                    23.25%           20.62%
---------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Athletes Fund: A good year for the fund despite market volatility

[Photo of Gardner Jackson]
     Gardner Jackson
    Portfolio Manager

We spoke with Gardner Jackson, portfolio manager of State Street Research Athletes Fund, about the year ended June 30, 2000 and his views on the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a strong year for large- company growth stocks and also for Athletes Fund. Class A shares returned 20.34% [without sales charge] for the 12 months ended June 30, 2000.(2) The fund easily outperformed the S&P 500 Index, which returned 7.24% over the same period.

Q: WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE?

A: During the second half of 1999, we were heavily invested in technology stocks during one of the strongest periods ever for technology. Technology accounted for both our best and worst performers. Cisco Systems, Sun Microsystems and EMC were the fund's best performing stocks. Honeywell and Electronic Data Systems were among the fund's weakest performers. It also helped that we were light in our investments in financial and health care stocks early in the period. They were underperformers for most of 1999.

Q: DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE YEAR?
A: In the first quarter of 2000, we began to cut back our technology exposure because we believed the risks no longer justified our heavy emphasis on the technology sector. Our strategy was rewarded as technology stocks took a beating in March and the sector struggled through most of the rest of the period. That said, the fund continues to have a relatively large position in technology.

Q: WHERE DID YOU REALLOCATE THE MONEY YOU WITHDREW FROM THE TECHNOLOGY SECTOR?
A: We used it to build our positions in financial and health care stocks, where we had a higher degree of confidence in future earnings growth. In the finance sector, for example, we found opportunities in property and casualty insurance stocks. It's one of the few areas of the economy where pricing is actually getting stronger. We also added to our investments in brokerage stocks, which have benefited from continued merger and acquisition activity and restructuring. Morgan Stanley Dean Witter, Ace and Marsh & McLennan were among our best performing stocks in financial services.

In health care, the fund benefited from its investment in Warner-Lambert, which merged with Pfizer. We believed that management was serious about its commitment to cost cutting and that the company deserved a higher valuation than some of its competitors. In fact, cost reduction helped drive earnings growth to approximately 25% -- significantly higher than other drug companies, and the stock did well. We also added to the fund's investment in oil service stocks which we believe will benefit from a strong energy environment.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD AND HOW HAVE YOU POSITIONED THE FUND TO MEET THE CHALLENGES OF THE ENVIRONMENT?

A: We do not believe we have seen the last of the Federal Reserve Board's interest rate increases. In fact, with new economic data suggesting that there was no meaningful slowdown in the second quarter, we believe that the Fed will strike again and continue to raise rates until the economy slows. As a result, we have reduced the fund's exposure to consumer stocks and we have emphasized sectors and companies that have the ability to raise prices and to continue to report sales and earnings gains.

June 30, 2000


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOP 10 STOCK POSITIONS
(by percentage of net assets)

 1 EMC Computer technology                                                 4.2%
 2 CISCO SYSTEMS Computer network products                                 4.2%
 3 GENERAL ELECTRIC Consumer/industrial products                           3.9%
 4 VIACOM Media                                                            3.6%
 5 CITIGROUP Financial services                                            3.5%
 6 TYCO INTERNATIONAL Diversified manufacturer                             3.5%
 7 PFIZER Pharmaceutical                                                   3.5%
 8 NORTEL NETWORKS Electrical equipment & components                       3.2%
 9 INTEL Electronic components                                             2.9%
10 MORGAN STANLEY DEAN WITTER Financial services                           2.9%

These securities represent an aggregate of 35.4% of the portfolio. Because of active management, there is no guarantee that the fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)
COMMUNICATIONS TECHNOLOGY          12.2%
DRUGS & BIOTECHNOLOGY               9.7%
MISCELLANEOUS FINANCIAL             8.1%
MULTI-SECTOR                        7.5%
SEMI-CONDUCTORS/COMPONENTS          6.5%

Total: 44.0%


LARGEST CONTRIBUTORS TO PERFORMANCE
(July 1, 1999 through June 30, 2000)

POSITIVE /\
-------------------------------------
CISCO SYSTEMS
SUN MICROSYSTEMS
EMC

NEGATIVE /\
-------------------------------------
HONEYWELL INTERNATIONAL
CIRCUIT CITY
ELECTRONIC DATA SYSTEMS

STATE STREET RESEARCH ATHLETES FUND

------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------
June 30, 2000
------------------------------------------------------------------------------------------------------
                                                                                              VALUE
                                                                         SHARES             (NOTE 1)
------------------------------------------------------------------------------------------------------
COMMON STOCKS 98.3%
CONSUMER DISCRETIONARY 9.6%
ADVERTISING AGENCIES 1.5%
Omnicom Group Inc. .............................................          4,600           $    409,687
                                                                                          ------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 5.3%
Viacom Inc. Cl. B* .............................................         14,562                992,946
Walt Disney Co. ................................................         11,680                453,330
                                                                                          ------------
                                                                                             1,446,276
                                                                                          ------------
RETAIL 2.8%
Circuit City Stores Inc. .......................................         10,120                335,858
Home Depot Inc. ................................................          3,550                177,278
Wal-Mart Stores, Inc. ..........................................          4,600                265,075
                                                                                          ------------
                                                                                               778,211
                                                                                          ------------
Total Consumer Discretionary ...................................                             2,634,174
                                                                                          ------------
CONSUMER STAPLES 4.2%
BEVERAGES 1.1%
Anheuser-Busch Companies, Inc. .................................          4,200                313,688
                                                                                          ------------
DRUG & GROCERY STORE CHAINS 1.4%
CVS Corp. ......................................................          9,600                384,000
                                                                                          ------------
HOUSEHOLD PRODUCTS 1.7%
Colgate-Palmolive Co. ..........................................          7,700                461,037
                                                                                          ------------
Total Consumer Staples .........................................                             1,158,725
                                                                                          ------------
FINANCIAL SERVICES 13.6%
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 2.4%
First Data Corp. ...............................................         13,200                655,050
                                                                                          ------------
INSURANCE 3.1%
Ace Ltd. .......................................................         18,000                504,000
American International Group Inc. ..............................          2,962                348,035
                                                                                          ------------
                                                                                               852,035
                                                                                          ------------
MISCELLANEOUS FINANCIAL 8.1%
Citigroup, Inc. ................................................         16,150                973,037
Marsh & McLennan Companies, Inc. ...............................          4,500                469,969
Morgan Stanley Dean Witter & Co. ...............................          9,600                799,200
                                                                                          ------------
                                                                                             2,242,206
                                                                                          ------------
Total Financial Services .......................................                             3,749,291
                                                                                          ------------
HEALTH CARE 11.9%
DRUGS & BIOTECHNOLOGY 9.7%
Amgen Inc.* ....................................................          9,000                632,250
Genentech, Inc.* ...............................................          1,800                309,600
Pfizer Inc. ....................................................         20,075                963,600
Pharmacia Corp. ................................................         15,000                775,312
                                                                                          ------------
                                                                                             2,680,762
                                                                                          ------------
HOSPITAL SUPPLY 2.2%
Medtronic Inc. .................................................         12,000                597,750
                                                                                          ------------
Total Health Care ..............................................                             3,278,512
                                                                                          ------------
INTEGRATED OILS 4.0%
INTEGRATED INTERNATIONAL 4.0%
Royal Dutch Petroleum Co. ......................................          7,000                430,937
Total Fina SA ADR ..............................................          8,800                675,950
                                                                                          ------------
                                                                                             1,106,887
                                                                                          ------------
Total Integrated Oils ..........................................                             1,106,887
                                                                                          ------------
MATERIALS & PROCESSING 0.9%
CHEMICALS 0.9%
Dow Chemical Co. ...............................................          8,100                244,519
                                                                                          ------------
Total Materials & Processing ...................................                               244,519
                                                                                          ------------
OTHER 7.5%
MULTI-SECTOR 7.5%
General Electric Co. ...........................................         20,100              1,065,300
Honeywell International Inc. ...................................            900                 30,319
Tyco International Ltd. ........................................         20,400                966,450
                                                                                          ------------
Total Other ....................................................                             2,062,069
                                                                                          ------------
OTHER ENERGY 5.9%
OFFSHORE DRILLING 1.5%
Transocean Sedco Forex Inc.* ...................................          8,000                427,500
                                                                                          ------------
OIL & GAS PRODUCERS 1.9%
Anadarko Petroleum Corp. .......................................         10,600                522,713
                                                                                          ------------
OIL WELL EQUIPMENT & SERVICES 2.5%
Halliburton Co. ................................................          9,710                458,190
Weatherford International Inc.* ................................          5,500                218,969
                                                                                          ------------
                                                                                               677,159
                                                                                          ------------
Total Other Energy .............................................                             1,627,372
                                                                                          ------------
PRODUCER DURABLES 4.6%
ELECTRICAL EQUIPMENT & COMPONENTS 3.2%
Nortel Networks Corp ...........................................         12,800                873,600
                                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT 1.4%
American Tower Corp. Cl. A* ....................................          9,300                387,694
                                                                                          ------------
Total Producer Durables ........................................                             1,261,294
                                                                                          ------------
TECHNOLOGY 32.0%
COMMUNICATIONS TECHNOLOGY 12.2%
Cisco Systems Inc.* ............................................         17,990              1,143,489
Comverse Technology Inc.* ......................................          8,000                744,000
Corning Inc. ...................................................          2,000                539,750
General Motors Corp. Cl. H* ....................................          3,000                263,250
Inktomi Corp.* .................................................          2,670                315,728
Motorola Inc. ..................................................         12,000                348,750
                                                                                          ------------
                                                                                             3,354,967
                                                                                          ------------
COMPUTER SOFTWARE 2.2%
Microsoft Corp.* ...............................................          7,500                600,000
                                                                                          ------------
COMPUTER TECHNOLOGY 6.4%
EMC Corp.* .....................................................         15,200              1,169,450
Sun Microsystems Inc.* .........................................          6,500                591,094
                                                                                          ------------
                                                                                             1,760,544
                                                                                          ------------
ELECTRONICS 4.7%
Nokia Corp. ADR ................................................         16,000                799,000
Solectron Corp.* ...............................................         12,000                502,500
                                                                                          ------------
                                                                                             1,301,500
                                                                                          ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 6.5%
Analog Devices Inc.* ...........................................          4,500                342,000
Intel Corp. ....................................................          6,000                802,125
Texas Instruments Inc. .........................................          9,600                659,400
                                                                                          ------------
                                                                                             1,803,525
                                                                                          ------------
Total Technology ...............................................                             8,820,536
                                                                                          ------------
UTILITIES 4.1%
TELECOMMUNICATIONS 4.1%
Qwest Communications International Inc.* .......................         11,760                584,325
Voicestream Wireless Corp.* ....................................          2,200                255,853
Worldcom Inc.* .................................................          6,650                305,069
                                                                                          ------------
                                                                                             1,145,247
                                                                                          ------------
Total Utilities ................................................                             1,145,247
                                                                                          ------------
Total Common Stocks (Cost $20,185,153) .........................                            27,088,626
                                                                                          ------------
SHORT-TERM INVESTMENTS 25.9%
State Street Navigator Securities Lending Prime Portfolio ......        7,141,463            7,141,463
                                                                                          ------------
Total Short-Term Investments (Cost $7,141,463) .................                             7,141,463
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL         MATURITY
                                                     AMOUNT             DATE
------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 1.6%
American Express Credit Corp., 6.78% ............    $425,000         7/05/2000                425,000
                                                                                         -------------
Total Commercial Paper (Cost $425,000) ........................................                425,000
                                                                                         -------------
Total Investments (Cost $27,751,616) - 125.8% .................................             34,655,089

Cash and Other Assets, Less Liabilities - (25.8%)..............................             (7,101,951)
                                                                                         -------------
Net Assets - 100.0% ...........................................................          $  27,553,138
                                                                                         =============

Federal Income Tax Information:
At June 30, 2000, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $27,758,449 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is
  an excess of value over tax cost ............................................          $  7,579,508
Aggregate gross unrealized depreciation for all investments in which there is
  an excess of tax cost over value ............................................              (682,868)
                                                                                         ------------
                                                                                         $  6,896,640
                                                                                         ============

-----------------------------------------------------------------------------------------------------
* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 2000

ASSETS
Investments, at value (Cost $27,751,616) (Note 1) ...............   $34,655,089
Cash ............................................................           965
Receivable from Distributor (Note 3) ............................        84,076
Dividends and interest receivable ...............................        18,193
Receivable for fund shares sold .................................         2,509
Deferred organization costs and other assets (Note 1) ...........        52,456
                                                                    -----------
                                                                     34,813,288
LIABILITIES
Payable for collateral received on securities loaned ............     7,141,463
Accrued transfer agent and shareholder services (Note 2) ........        42,518
Accrued management fee (Note 2) .................................        31,473
Accrued trustees' fees (Note 2) .................................        11,783
Payable for fund shares redeemed ................................         6,431
Accrued distribution and service fees (Note 5) ..................         5,561
Other accrued expenses ..........................................        20,921
                                                                    -----------
                                                                      7,260,150
                                                                    -----------
NET ASSETS ......................................................   $27,553,138
                                                                    ===========
Net Assets consist of:
  Unrealized appreciation of investments ........................   $ 6,903,473
  Accumulated net realized gain .................................     1,244,472
  Paid-in capital ...............................................    19,405,193
                                                                    -----------
                                                                    $27,553,138
                                                                    ===========

Net Asset Value and redemption price per share of Class A shares
  ($1,549,220 / 138,539 shares) .................................        $11.18
                                                                         ======
Maximum Offering Price per share of Class A shares
  ($11.18 / .9425) ..............................................        $11.86
                                                                         ======
Net Asset Value and offering price per share of Class B(1) shares
  ($906,119 / 82,428 shares)* ...................................        $10.99
                                                                         ======
Net Asset Value and offering price per share of Class B shares
  ($930,280 / 84,598 shares)* ...................................        $11.00
                                                                         ======
Net Asset Value and offering price per share of Class C shares
  ($803,684 / 73,058 shares)* ...................................        $11.00
                                                                         ======
Net Asset Value, offering price and redemption price per share
  of Class S shares ($23,363,835 / 2,079,871 shares) ............        $11.23
                                                                         ======

-------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended June 30, 2000

INVESTMENT INCOME
Dividends, net of foreign taxes of $2,508 .......................   $   126,536
Interest ........................................................        39,600
                                                                    -----------
                                                                        166,136
EXPENSES
Management fee (Note 2) .........................................       153,361
Transfer agent and shareholder services (Note 2) ................       123,321
Custodian fee ...................................................        92,725
Registration fees ...............................................        70,960
Reports to shareholders .........................................        30,682
Audit fee .......................................................        19,268
Amortization of organization costs (Note 1) .....................        18,010
Trustees' fees (Note 2) .........................................        11,783
Distribution and service fees - Class A (Note 5) ................         6,683
Distribution and service fees - Class B(1) (Note 5) .............         8,342
Distribution and service fees - Class B (Note 5) ................         9,151
Distribution and service fees - Class C (Note 5) ................         7,535
Miscellaneous ...................................................         4,863
                                                                    -----------
                                                                        556,684
Fees paid indirectly (Note 2) ...................................        (4,016)
Expenses borne by the Distributor (Note 3) ......................      (285,004)
                                                                    -----------
                                                                        267,664
                                                                    -----------
Net investment loss .............................................      (101,528)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments (Notes 1 and 4) ................     1,312,453
Net unrealized appreciation of investments ......................     2,892,392
                                                                    -----------
Net gain on investments .........................................     4,204,845
                                                                    -----------

Net increase in net assets resulting from operations ............   $ 4,103,317
                                                                    ===========

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

---------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED JUNE 30
                                                                  ----------------------------------
                                                                      1999                   2000
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss .....................................          $   (38,026)           $  (101,528)
Net realized gain on investments ........................               32,951              1,312,453
Net unrealized appreciation of investments ..............            3,410,523              2,892,392
                                                                   -----------            -----------
Net increase resulting from
  operations ............................................            3,405,448              4,103,317
                                                                   -----------            -----------
Dividend from net investment income:
  Class A ...............................................               (1,375)                  --
  Class S ...............................................              (10,313)                  --
                                                                   -----------            -----------
                                                                       (11,688)                  --
                                                                   -----------            -----------
Net increase from fund share
  transactions (Note 6) .................................            5,465,500              4,668,816
                                                                   -----------            -----------
Total increase in net assets ............................            8,859,260              8,772,133
NET ASSETS
Beginning of year .......................................            9,921,745             18,781,005
                                                                   -----------            -----------
End of year .............................................          $18,781,005            $27,553,138
                                                                   ===========            ===========

The accompanying notes are in integral part of the financial statements.

STATE STREET RESEARCH ATHLETES FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000

NOTE 1

State Street Research Athletes Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of four separate funds: State Street Research Athletes Fund, State Street Research Alpha Fund, State Street Research Global Resources Fund and State Street Research Argo Fund.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests at least 65% of total assets in stocks and convertible securities of large-size companies. The Fund is intended primarily for professional athletes and associated persons.

The Fund offers five classes of shares. Class A are subject to an initial sales charge of up to 5.75%. From July 1, 1999 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual distribution and service fee equal to 0.30% of average daily net assets. On January 1, 1999, the Fund began offering Class B(1) shares and continued offering Class B shares but only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B (1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. DIVIDENDS
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. DEFERRED ORGANIZATION COSTS
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At June 30, 2000, the value of the securities loaned and the value of collateral were $7,023,476 and $7,141,463, respectively.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 2000, the fees pursuant to such agreement amounted to $153,361.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the
"Distributor"), an indirect wholly owned subsidiary of MetLife, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended June 30, 2000, the amount of such expenses was $24,657.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended June 30, 2000 the Fund's transfer agent fees were reduced by $4,016 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $11,783 during the year ended June 30, 2000.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 2000, the amount of such expenses assumed by the Distributor and its affiliates was $285,004.

NOTE 4

For the year ended June 30, 2000, purchases and sales of securities, exclusive of short-term obligations, aggregated $24,804,846 and $20,107,690, respectively.

NOTE 5

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plans, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, beginning May 1, 2000, the Fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to compensate or reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 2000, fees pursuant to such plans amounted to $6,683, $8,342, $9,151 and $7,535 for Class A, Class B(1), Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $2,083 and $1,059, respectively, on sales of Class A shares of the Fund during the year ended June 30, 2000, and that MetLife Securities, Inc. earned commissions aggregating $1,060 on sales of Class B(1) shares, and the Distributor collected contingent deferred sales charges aggregating $92 on redemptions of Class B shares during the same period.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 2000, MetLife owned 71,429 shares of each of Class A, Class B and
Class C, 59,952 Class B(1) shares and 440,476 Class S shares of the Fund.

Share transactions were as follows:
                                                           YEARS ENDED JUNE 30
                                      ----------------------------------------------------------------
                                                 1999                               2000
                                      ----------------------------------------------------------------
CLASS A                                  SHARES           AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .....................         144,360       $ 1,138,520           36,420       $   385,601
Issued upon reinvestment of
  dividend ......................             106               842               --                --
Shares redeemed .................          (1,259)          (11,157)        (149,459)       (1,686,038)
                                         --------       -----------         --------       -----------
Net increase (decrease) .........         143,207       $ 1,128,205         (113,039)      $(1,300,437)
                                         ========       ===========         ========       ===========

CLASS B(1)                               SHARES*          AMOUNT*           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .....................          68,939       $   578,077           17,635       $   173,464
Shares redeemed .................              --                --           (4,146)          (46,345)
                                         --------       -----------         --------       -----------
Net increase ....................          68,939       $   578,077           13,489       $   127,119
                                         ========       ===========         ========       ===========

CLASS B                                  SHARES            AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .....................          14,242       $   112,402            5,767       $    55,746
Shares redeemed .................             (36)             (305)          (7,534)          (83,078)
                                         --------       -----------         --------       -----------
Net increase (decrease) .........          14,206       $   112,097           (1,767)      $   (27,332)
                                         ========       ===========         ========       ===========

CLASS C                                  SHARES            AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .....................           1,617       $    14,091               --       $        --
                                         --------       -----------         --------       -----------
Net increase ....................           1,617       $    14,091               --       $        --
                                         ========       ===========         ========       ===========

CLASS S                                  SHARES            AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold .....................         673,473       $ 5,476,910          748,881       $ 8,031,791
Shares redeemed .................        (229,336)       (1,843,880)        (209,021)       (2,162,325)
                                   --------------   ---------------   --------------   ---------------
Net increase ....................         444,137       $ 3,633,030          539,860       $ 5,869,466
                                         ========       ===========         ========       ===========

------------------------------------------------------------------------------------------------------
* January 1, 1999 (commencement of share class) to June 30, 1999.

STATE STREET RESEARCH ATHLETES FUND

---------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                       CLASS A
                                           --------------------------------------------------------------------
                                             MARCH 27, 1998
                                            (COMMENCEMENT OF                       YEAR ENDED JUNE 30
                                             OPERATIONS) TO                ------------------------------------
                                            JUNE 30, 1998(a)                1999(a)                     2000(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             7.00                       7.36                       9.29
                                                   ----                       ----                      -----
  Net investment income (loss) ($)*                0.00                      (0.03)                     (0.06)
  Net realized and unrealized gain on
    investments ($)                                0.36                       1.97                       1.95
                                                   ----                       ----                      -----
TOTAL FROM INVESTMENT OPERATIONS ($)               0.36                       1.94                       1.89
                                                   ----                       ----                      -----
  Dividend from net investment income ($)            --                      (0.01)                        --
                                                   ----                       ----                      -----
TOTAL DISTRIBUTIONS ($)                              --                      (0.01)                        --
                                                   ----                       ----                      -----
NET ASSET VALUE, END OF YEAR ($)                   7.36                       9.29                      11.18
                                                   ====                       ====                      =====
Total return(b) (%)                                5.14(d)                   26.32                      20.34

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)             797                      2,336                      1,549
Expense ratio (%)*                                 1.25(e)                    1.25                       1.28
Expense ratio after expense reductions (%)*        1.25(e)                    1.25                       1.26
Ratio of net investment income (loss) to average
  net assets (%)*                                  0.25(e)                   (0.41)                     (0.56)
Portfolio turnover rate (%)                       30.76                     141.92                      89.55

* Reflects voluntary reduction of expenses per
  share of these amounts (Note 3) ($)              0.07                       0.06                       0.12

                                                                                           CLASS B(1)
                                                                              ---------------------------------
                                                                                      YEARS ENDED JUNE 30
                                                                              ---------------------------------
                                                                                1999(a)(c)               2000(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                            8.34                    9.20
                                                                                  ----                   -----
  Net investment loss ($)*                                                       (0.05)                  (0.14)
  Net realized and unrealized gain on investments ($)                             0.91                    1.93
                                                                                  ----                   -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                              0.86                    1.79
                                                                                  ----                   -----
NET ASSET VALUE, END OF YEAR ($)                                                  9.20                   10.99
                                                                                  ====                   =====
Total return(b) (%)                                                              10.31(d)                19.46

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                            634                     906
Expense ratio (%)*                                                                2.00(e)                 2.02
Expense ratio after expense reductions (%)*                                       2.00(e)                 2.00
Ratio of net investment loss to average net assets (%)*                          (1.27)(e)               (1.30)
Portfolio turnover rate (%)                                                     141.92                   89.55
* Reflects voluntary reduction of expenses per share of these
  amounts (Note 3) ($)                                                            0.08                    0.12
----------------------------------------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the
    Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ATHLETES FUND

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                       CLASS B
                                             ------------------------------------------------------------------
                                              MARCH 27, 1998
                                             (COMMENCEMENT OF                       YEARS ENDED JUNE 30
                                              OPERATIONS) TO             --------------------------------------
                                             JUNE 30, 1998(a)               1999(a)                     2000(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             7.00                       7.34                       9.20
                                                   ----                       ----                      -----
  Net investment loss ($)*                        (0.01)                     (0.09)                     (0.13)
  Net realized and unrealized gain on
    investments ($)                                0.35                       1.95                       1.93
                                                   ----                       ----                      -----
TOTAL FROM INVESTMENT OPERATIONS ($)               0.34                       1.86                       1.80
                                                   ----                       ----                      -----
NET ASSET VALUE, END OF YEAR ($)                   7.34                       9.20                      11.00
                                                   ====                       ====                      =====
Total return(b) (%)                                4.86(d)                   25.34                      19.57

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)             530                        795                        930
Expense ratio (%)*                                 2.00(e)                    2.00                       2.02
Expense ratio after expense reductions (%)*        2.00(e)                    2.00                       2.00
Ratio of net investment loss to average net
  assets (%)*                                     (0.44)(e)                  (1.12)                     (1.30)
Portfolio turnover rate (%)                       30.76                     141.92                      89.55
* Reflects voluntary reduction of expenses per
  share of these amounts (Note 3) ($)              0.07                       0.15                       0.12


                                                                       CLASS C
                                             ------------------------------------------------------------------
                                              MARCH 27, 1998
                                             (COMMENCEMENT OF                       YEARS ENDED JUNE 30
                                              OPERATIONS) TO             --------------------------------------
                                             JUNE 30, 1998(a)               1999(a)                     2000(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             7.00                       7.34                       9.21
                                                    ---                        ---                       ----
  Net investment loss ($)*                        (0.01)                     (0.09)                     (0.13)
  Net realized and unrealized gain on
    investments ($)                                0.35                       1.96                       1.92
                                                    ---                        ---                       ----
TOTAL FROM INVESTMENT OPERATIONS ($)               0.34                       1.87                       1.79
                                                    ---                        ---                       ----
NET ASSET VALUE, END OF YEAR ($)                   7.34                       9.21                      11.00
                                                    ---                        ---                       ----
                                                    ---                        ---                       ----
Total return(b) (%)                                4.86(d)                   25.48                      19.44

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)             525                        673                        804
Expense ratio (%)*                                 2.00(e)                    2.00                       2.02
Expense ratio after expense reductions (%)*        2.00(e)                    2.00                       2.00
Ratio of net investment loss to average net
  assets (%)*                                     (0.43)(e)                  (1.12)                     (1.29)
Portfolio turnover rate (%)                       30.76                     141.92                      89.55
* Reflects voluntary reduction of expenses per
  share of these amounts (Note 3) ($)              0.07                       0.16                       0.12

---------------------------------------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the
    Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ATHLETES FUND

---------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
---------------------------------------------------------------------------------------------------------------
                                                                       CLASS S
                                             ------------------------------------------------------------------
                                              MARCH 27, 1998
                                             (COMMENCEMENT OF                       YEARS ENDED JUNE 30
                                              OPERATIONS) TO             --------------------------------------
                                             JUNE 30, 1998(a)               1999(a)                     2000(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)             7.00                       7.36                       9.31
                                                   ----                       ----                      -----
  Net investment income (loss) ($)*                0.01                      (0.01)                     (0.03)
  Net realized and unrealized gain on
    investments ($)                                0.35                       1.97                       1.95
                                                   ----                       ----                      -----
TOTAL FROM INVESTMENT OPERATIONS ($)               0.36                       1.96                       1.92
                                                   ----                       ----                      -----
  Dividend from net investment income ($)            --                      (0.01)                        --
                                                   ----                       ----                      -----
TOTAL DISTRIBUTIONS ($)                              --                      (0.01)                        --
                                                   ----                       ----                      -----
NET ASSET VALUE, END OF YEAR ($)                   7.36                       9.31                      11.23
                                                   ====                       ====                      =====
Total return(b) (%)                                5.14(d)                   26.62                      20.62

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)           8,070                     14,343                     23,364
Expense ratio (%)*                                 1.00(e)                    1.00                       1.02
Expense ratio after expense reductions (%)*        1.00(e)                    1.00                       1.00
Ratio of net investment income (loss) to
  average net assets (%)*                          0.46(e)                   (0.14)                     (0.30)
Portfolio turnover rate (%)                       30.76                     141.92                      89.55
* Reflects voluntary reduction of expenses per
  share of these amounts (Note 3) ($)              0.06                       0.13                       0.13

--------------------------------------------------------------------------------------------------------------
(a) Per share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the
    Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
(c) January 1, 1999 (commencement of share class) to June 30, 1999.
(d) Not annualized.
(e) Annualized.

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH
EQUITY TRUST AND THE SHAREHOLDERS OF
STATE STREET RESEARCH ATHLETES FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Athletes Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2000

STATE STREET RESEARCH ATHLETES FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

It was a strong year for large-company growth stocks and also for Athletes Fund. Class A shares returned 20.34% [without sales charge] for the 12 months ended June 30, 2000. The fund easily outperformed the S&P 500 Index, which returned 7.24% over the same period.

The fund's performance was primarily the result of technology gains in the first half of the year -- and a reduction in technology exposure in the second half of the year. During the second half, we added to our investments in financial services, namely insurance, and health care, where we have a higher degree of confidence going forward. In general, we have positioned the fund for an environment of higher interest rates and slower economic growth.

June 30, 2000

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B (1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The S&P 500 (officially "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. Direct investment in the index is not possible.

                          CHANGE IN VALUE OF $10,000
                             BASED ON THE S&P 500
                    COMPARED TO CHANGE IN VALUE OF $10,000
                          INVESTED IN ATHLETES FUND


                                 CLASS A SHARES

                          Average Annual Total Return
                      ---------------------------------
                         1 Year         Life of Fund
                         ------         ------------
                         13.42%           19.82%

                                 Athletes Fund      S&P 500 Index
             "3/98"                 $ 9,425           $10,000
             "6/98"                   9,910            10,332
             "9/98"                   9,075             9,307
             "12/98"                 11,292            11,287
             "3/99"                  12,087            11,849
             "6/99"                  12,518            12,682
             "9/99"                  12,006            11,892
             "12/99"                 15,118            13,661
             "3/00"                  15,779            13,973
             "6/00"                  15,065            13,602

                               CLASS B(1) SHARES

                          Average Annual Total Return
                      ---------------------------------
                         1 Year         Life of Fund
                         ------         ------------
                         14.46%           20.99%

                                 Athletes Fund      S&P 500 Index
             "3/98"                 $10,000           $10,000
             "6/98"                  10,486            10,332
             "9/98"                   9,586             9,307
             "12/98"                 11,914            11,287
             "3/99"                  12,714            11,849
             "6/99"                  13,143            12,682
             "9/99"                  12,571            11,892
             "12/99"                 15,814            13,661
             "3/00"                  16,471            13,973
             "6/00"                  15,700            13,602

                                 CLASS B SHARES

                          Average Annual Total Return
                      ---------------------------------
                         1 Year         Life of Fund
                         ------         ------------
                         14.57%           21.04%

                                 Athletes Fund      S&P 500 Index
             "3/98"                 $10,000           $10,000
             "6/98"                  10,486            10,332
             "9/98"                   9,586             9,307
             "12/98"                 11,914            11,287
             "3/99"                  12,729            11,849
             "6/99"                  13,143            12,682
             "9/99"                  12,586            11,892
             "12/99"                 15,829            13,661
             "3/00"                  16,486            13,973
             "6/00"                  15,414            13,602

                                 CLASS C SHARES

                          Average Annual Total Return
                      ---------------------------------
                         1 Year         Life of Fund
                         ------         ------------
                         18.44%           22.08%

                                 Athletes Fund      S&P 500 Index
             "3/98"                 $10,000           $10,000
             "6/98"                  10,486            10,332
             "9/98"                   9,586             9,307
             "12/98"                 11,914            11,287
             "3/99"                  12,729            11,849
             "6/99"                  13,157            12,682
             "9/99"                  12,586            11,892
             "12/99"                 15,829            13,661
             "3/00"                  16,486            13,973
             "6/00"                  15,714            13,602

                                 CLASS S SHARES

                          Average Annual Total Return
                      ---------------------------------
                         1 Year         Life of Fund
                         ------         ------------
                         20.62%           23.25%

                                 Athletes Fund      S&P 500 Index
             "3/98"                 $10,000           $10,000
             "6/98"                  10,514            10,332
             "9/98"                   9,629             9,307
             "12/98"                 12,012            11,287
             "3/99"                  12,856            11,849
             "6/99"                  13,313            12,682
             "9/99"                  12,784            11,892
             "12/99"                 16,102            13,661
             "3/00"                  16,817            13,973
             "6/00"                  16,059            13,602

STATE STREET RESEARCH ATHLETES FUND

--------------------------------------------------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Athletes Fund ("Fund"), a series of State Street Research
Equity Trust, was convened on February 25, 2000 ("Meeting"). The results of the Meeting are set forth below.

                                                                                                VOTES (MILLIONS OF SHARES)
                                                                                               ---------------------------
ACTION ON PROPOSAL                                                                             FOR     AGAINST     ABSTAIN
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
  may be expended for the distribution of Class A shares ..............................      168.2        5.8        0.0

CLASS B SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
  may be expended for the distribution of Class A shares ..............................       71.4        0.0        0.0

CLASS B(1) SHARES
The Fund's current Rule 12b-1 Distribution Plan was amended to increase the amount that
  may be expended for the distribution of Class A shares ..............................       61.4        0.0        0.0

STATE STREET RESEARCH ATHLETES FUND

--------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEE OF STATE STREET RESEARCH EQUITY TRUST
--------------------------------------------------------------------------------------------------------------------


FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      GERARD P. MAUS                         GERARD P. MAUS
ATHLETES FUND                              Chairman of the Board,                 Interim Chief Operating Officer,
One Financial Center                       President, Chief Executive             Chief Financial Officer,
Boston, MA 02111                           Officer and Treasurer                  Chief Administrative
                                                                                  Officer and Director,
INVESTMENT ADVISER                         BARTLETT R. GEER                       State Street Research &
State Street Research &                    Vice President                         Management Company
Management Company
One Financial Center                       F. GARDNER JACKSON, JR.                BRUCE R. BOND
Boston, MA 02111                           Vice President                         Former Chairman of the Board,
                                                                                  Chief Executive Officer and
DISTRIBUTOR                                THOMAS P. MOORE, JR.                   President, PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       BRIAN P. O'DELL                        Former Senior Vice President
Boston, MA 02111                           Vice President                         for Finance and Operations and
                                                                                  Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       DANIEL J. RICE III                     State University
State Street Research                      Vice President
Service Center                                                                    DEAN O. MORTON
P.O. Box 8408                              JAMES M. WEISS                         Former Executive Vice
Boston, MA 02266-8408                      Vice President                         President,  Chief Operating
1-87-SSR-FUNDS (1-877-773-8637)                                                   Officer and Director,
                                           PETER A. ZUGER                         Hewlett-Packard Company
CUSTODIAN                                  Vice President
State Street Bank and                                                             SUSAN M. PHILLIPS
Trust Company                              DOUGLAS A. ROMICH                      Dean, School of Business
225 Franklin Street                        Assistant Treasurer                    and Public Management,
Boston, MA 02110                                                                  George Washington University;
                                           FRANCIS J. MCNAMARA, III               former Member of the Board
LEGAL COUNSEL                              Secretary and General Counsel          of Governors of the Federal
Goodwin, Procter & Hoar LLP                                                       Reserve System and Chairman
Exchange Place                             DARMAN A. WING                         and Commissioner of the
Boston, MA 02109                           Assistant Secretary and                Commodity Futures Trading
                                           Assistant General Counsel              Commission
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP                 SUSAN E. BREEN                         TOBY ROSENBLATT
160 Federal Street                         Assistant Secretary                    President, Founders Investments Ltd.
Boston, MA 02110                                                                  President, The Glen Ellen Company
                                           AMY L. SIMMONS
                                           Assistant Secretary                    MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH ATHLETES FUND                            ------------
One Financial Center                                             Bulk Rate
Boston, MA 02111                                               U.S. Postage
                                                                   PAID
                                                                Canton, MA
                                                                Permit #313
                                                               ------------




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(C) 2000 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111

This report is prepared for the general information of current shareholders.

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When used after September 30, 2000, this report must be accompanied by a
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Portfolio changes should not be considered recommendations for action by
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CONTROL NUMBER: (exp0801)SSR-LD                                   AT-2188-0800